                                                                     EXHIBIT 2.1


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                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                       CENTEX CONSTRUCTION PRODUCTS, INC.,

                               CENTEX CORPORATION

                                       AND

                             ARG MERGER CORPORATION




                            DATED AS OF JULY 21, 2003


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



                                TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                                    ----
ARTICLE I THE MERGER...................................................................................3

   SECTION 1.1.      The Merger........................................................................3
   SECTION 1.2.      Effect on Capital Stock...........................................................3
   SECTION 1.3.      Share Certificates................................................................4

ARTICLE II THE SURVIVING CORPORATION...................................................................4

   SECTION 2.1.      Certificate of Incorporation......................................................4
   SECTION 2.2.      By-Laws...........................................................................5
   SECTION 2.3.      Directors and Officers............................................................5

ARTICLE III COVENANTS; REPRESENTATIONS AND WARRANTIES..................................................6

   SECTION 3.1.      Stockholders Meeting..............................................................6
   SECTION 3.2.      Filings; Other Actions............................................................7
   SECTION 3.3.      Reasonable Best Efforts...........................................................8
   SECTION 3.4.      Representations and Warranties of the Company.....................................8
   SECTION 3.5.      Representations and Warranties of Centex and Merger Sub...........................9

ARTICLE IV CONDITIONS TO THE MERGER...................................................................10

   SECTION 4.1.      Conditions to the Obligations of the Company.....................................10
   SECTION 4.2.      Conditions to the Obligations of Centex and Merger Sub...........................11

ARTICLE V TERMINATION.................................................................................11

   SECTION 5.1.      Termination......................................................................11
   SECTION 5.2.      Effect of Termination............................................................12

ARTICLE VI MISCELLANEOUS..............................................................................12

   SECTION 6.1.      Notices..........................................................................12
   SECTION 6.2.      Defined Terms....................................................................13
   SECTION 6.3.      Successors and Assigns...........................................................14
   SECTION 6.4.      Governing Law....................................................................14
   SECTION 6.5.      Counterparts; Effectiveness......................................................14
   SECTION 6.6.      Amendments.......................................................................15

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER, dated as of July 21, 2003 (this "Agreement"), is entered into by and among CENTEX CONSTRUCTION PRODUCTS, INC., a Delaware corporation (the "Company"), CENTEX CORPORATION, a Nevada corporation ("Centex"), and ARG MERGER CORPORATION, a Delaware corporation and a wholly owned subsidiary of Centex ("Merger Sub").

                                   WITNESSETH:

         WHEREAS, Centex owns (i) all of the issued and outstanding shares of common stock, par value $.01 per share, of Merger Sub ("Merger Sub Common Stock") and (ii) an aggregate of 11,962,304 shares of common stock, par value $.01 per share ("Common Stock"), of the Company, representing approximately 65% of the total number of issued and outstanding shares of Common Stock;

         WHEREAS, prior to the Effective Time (as hereinafter defined) of the Merger (as hereinafter defined), Centex plans to contribute to Merger Sub an aggregate of 9,220,000 shares of Common Stock owned by it (the "Contributed Shares") and will retain 2,742,304 shares of Common Stock owned by it (the "Additional Shares");

         WHEREAS, Centex and the Company desire that Merger Sub be merged with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL"), with the result that (i) all of the issued and outstanding shares of Merger Sub Common Stock will be converted into an aggregate of 9,220,000 shares of a new class of common stock of the Company to be designated as Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and (ii) all of the issued and outstanding shares of Common Stock, including the Additional Shares (other than the Contributed Shares, which will be canceled with no securities or other consideration being issued in exchange therefor) will remain issued and outstanding;

         WHEREAS, concurrently with the execution hereof, the Company and Centex are entering into a Distribution Agreement, dated as of the date hereof (the "Distribution Agreement"), pursuant to which Centex has agreed, subject to the satisfaction of certain conditions set forth in the Distribution Agreement, to distribute on a pro rata basis to the holders of the common stock, par value $.25 per share, of Centex (the "Distribution") (i) all of the Additional Shares and (ii) all of the shares of Class B Common Stock received by it as a result of the Merger (the Class B Common Stock and the Additional Shares shall be collectively referred to herein as the "Distributable Shares");

         WHEREAS, the Distribution Agreement provides that the Company will pay a pro rata cash dividend (the "Cash Dividend") to all of its stockholders in the amount of $6.00 per share of Common Stock;

         WHEREAS, in accordance with the terms of the Distribution Agreement, the Cash Dividend is to be paid prior to the Effective Time of the Merger, and the Merger is to occur prior to the consummation of the Distribution;

         WHEREAS, a special committee of the Board of Directors of the Company (the "Special Committee") has determined that this Agreement and the Merger are fair to, and in the best interests of, the Company and its stockholders (other than Centex and Merger Sub);

         WHEREAS, the Board of Directors of the Company has, based in part on the determination of the Special Committee referred to above, (i) determined that this Agreement and the Merger are fair to and in the best interests of, the Company and its stockholders, (ii) approved this Agreement and, subject to obtaining the approval of the stockholders of the Company as required under applicable law, the Merger, and (iii) declared this Agreement to be advisable;

         WHEREAS, the Board of Directors of the Company has directed that this Agreement and the Governance Proposals (as hereinafter defined) and the Stockholder Rights Plan Proposal (as hereinafter defined) be submitted to the stockholders of the Company at the Stockholders Meeting (as hereinafter defined);

         WHEREAS, the Board of Directors of Merger Sub has (i) determined that this Agreement and the Merger are fair to and in the best interests of, Merger Sub and its sole stockholder, (ii) approved this Agreement and the Merger and
(iii) declared the Merger Agreement to be advisable;

         WHEREAS, the sole stockholder of Merger Sub has approved this Agreement and the Merger by written consent of such sole stockholder;

         WHEREAS, the Merger is intended to constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, capitalized terms used herein have the meanings assigned to them in the provisions identified in Section 6.2;

         NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein, the mutual benefits to be gained from the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER


         SECTION 1.1. The Merger.

         (a) Upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").

         (b) Following satisfaction or waiver of the conditions specified in
Article IV, the Company and Merger Sub shall file a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such later time as is specified in the Certificate of Merger in accordance with applicable law (the "Effective Time").

         (c) The Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Company and Merger Sub, all as provided in the DGCL.

         SECTION 1.2. Effect on Capital Stock. At the Effective Time, automatically and without necessity of any action on the part of the Company or Merger Sub:

         (a) all of the shares of Merger Sub Common Stock outstanding immediately prior to the Effective Time shall be canceled and converted into 9,220,000 fully paid and non-assessable shares of Class B Common Stock of the Surviving Corporation and shall have the rights and privileges set forth in the Surviving Corporation Certificate of Incorporation (as hereinafter defined);

         (b) all of the Contributed Shares shall be canceled and shall cease to exist, and no stock of the Surviving Corporation or any other consideration shall be delivered in exchange therefor; and

         (c) all of the shares of Common Stock (including the Additional Shares) outstanding immediately prior to the Effective Time (other than the Contributed Shares), shall remain issued and outstanding, and each share of Common Stock that immediately prior to the Effective Time was held in the treasury of the Company, if any, shall remain in the treasury of the Company and, in each case, such shares shall have the rights and privileges set forth in the Surviving Corporation Certificate of Incorporation.

         SECTION 1.3. Share Certificates.

         (a) As soon as practicable after the Effective Time:

                  (i) the Surviving Corporation shall deliver, or cause to be delivered, to Centex a certificate or certificates issued in the name of Centex, representing an aggregate of 9,220,000 shares of Class B Common Stock to be issued pursuant to Section 1.2(a);

                  (ii) Merger Sub shall surrender the certificates representing the Contributed Shares to the Surviving Corporation, and the Surviving Corporation shall cancel such certificates; and

                  (iii) the certificates that immediately prior to the Effective Time represented shares of Common Stock (including the Additional Shares) that remain issued and outstanding or in the treasury of the Company in accordance with Section 1.2(c) shall not be exchanged and shall continue to represent the same number of shares of Common Stock of the Surviving Corporation, without physical substitution of share certificates.

         (b) Any dividend or other distribution declared or made with respect to any shares of capital stock of the Company, whether the record date for such dividend or distribution is before or after the Effective Time, shall be paid to the holder of record of such shares of capital stock on such record date, regardless of whether such holder has surrendered its certificates representing Common Stock or received certificates representing shares of Class B Common Stock pursuant to Section 1.3(a)(i).


                                   ARTICLE II

                            THE SURVIVING CORPORATION

         SECTION 2.1. Certificate of Incorporation.

         (a) In the event that this Agreement is adopted by the stockholders, and each of the Written Consent Proposal, the Staggered Board Proposal, the Special Meeting Proposal, the Supermajority Voting Proposal and the Authorized Capital Increase Proposal (in each case as hereinafter defined, and collectively, the "Governance Proposals") are adopted by the stockholders of the Company at the Stockholders Meeting, at the Effective Time, the Restated Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall be amended so as to read in its entirety as set forth in Exhibit A-1 hereto, and as so amended shall be the Restated Certificate of Incorporation of the Surviving Corporation.

         (b) In the event the adoption of any of the Governance Proposals is not approved, but the adoption of this Agreement is approved, by the stockholders of the Company at the Stockholders Meeting, at the Effective Time, the Restated Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall be amended so as to read in its entirety as set forth in Exhibit A-2 hereto (with such changes as are set forth in Exhibit A-2 hereto to reflect such of the Governance Proposals, if any, as may be approved by the stockholders of the Company at the Stockholders Meeting in accordance with
Section 242 of the DGCL), and as so amended shall be the Restated Certificate of Incorporation of the Surviving Corporation.

         (c) The Restated Certificate of Incorporation of the Surviving Corporation that becomes effective pursuant to Section 2.1(a) or 2.1(b) is herein referred to as the "Surviving Corporation Certificate of Incorporation."

         SECTION 2.2. By-Laws.

         (a) In the event that this Agreement is adopted by the stockholders of the Company, and each of the Governance Proposals are adopted by the stockholders of the Company at the Stockholders Meeting, at the Effective Time, the Amended and Restated Bylaws of the Company as in effect immediately prior to the Effective Time shall be amended so as to read in their entirety as set forth in Exhibit B-1 hereto, and as so amended shall be the Amended and Restated Bylaws of the Surviving Corporation.

         (b) In the event the adoption of any of the Governance Proposals is not approved, but the adoption of this Agreement is approved, by the stockholders of the Company at the Stockholders Meeting, at the Effective Time, the Amended and Restated Bylaws of the Company as in effect immediately prior to the Effective Time shall be amended so as to read in their entirety as set forth in Exhibit B-2 hereto (with such changes as are set forth in Exhibit B-2 hereto to reflect such of the Governance Proposals, if any, as may be approved by the stockholders of the Company at the Stockholders Meeting in accordance with Section 242 of the
DGCL), and as so amended shall be the Amended and Restated Bylaws of the Surviving Corporation.

         (c) The Amended and Restated Bylaws of the Surviving Corporation as amended pursuant to Section 2.2(a) or 2.2(b) are herein referred to as the "Surviving Corporation Bylaws."

         SECTION 2.3. Directors and Officers.

         (a) The Board of Directors of the Surviving Corporation initially shall consist of the persons serving as members of the Board of Directors immediately prior to the Effective Time, together with one or more additional directors to be designated by the Board of Directors of the Company prior to the Effective Time, to the extent necessary to ensure that the total number of members of the Board of Directors shall be at least seven immediately after the Effective Time. From and after the

Effective Time, the directors of the Surviving Corporation shall consist of the directors of the Company specified in the immediately preceding sentence, until the earlier of their removal or resignation or until their successors are duly elected or appointed and qualified in accordance with applicable law. At the Effective Time, the directors of the Surviving Corporation shall be divided pursuant to the Surviving Corporation Certificate of Incorporation into (i) two separate classes (each a "Voting Constituency Class" and together, the "Voting Constituency Classes") based on the class of common stock of the Surviving Corporation the holders of which are entitled to elect the directors serving as members of each such Voting Constituency Class and (ii) if the Staggered Board Proposal is adopted, three classes (each a "Term of Office Class" and collectively, the "Term of Office Classes") based on the expiration of the term of office of the members of each such Term of Office Class. Each director in office as of the Effective Time shall be allocated to a Voting Constituency Class and (in the event the Staggered Board Proposal is adopted) a Term of Office Class in accordance with the applicable provisions of the Surviving Corporation Certificate of Incorporation. The Voting Constituency Class and (in the event the Staggered Board Proposal is adopted) the Term of Office Class to which each director is to be allocated shall be set forth in the Proxy Statement (as hereinafter defined) at the time it is mailed to the stockholders of the Company.

         (b) From and after the Effective Time, until the earlier of their removal or resignation or until their successors are duly appointed and qualified in accordance with applicable law and the Surviving Corporation Bylaws, the officers of the Company in office at the Effective Time shall be the officers of the Surviving Corporation.

                                  ARTICLE III

                                   COVENANTS;
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Stockholders Meeting. The Company shall, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "Stockholders Meeting") for the purpose of considering, as seven separate proposals, (i) the adoption of this Agreement; (ii) the approval of an amendment to the Restated Certificate of Incorporation of the Company to eliminate the ability of stockholders to act by written consent (the "Written Consent Proposal"); (iii) the approval of an amendment to the Restated Certificate of Incorporation of the Company to divide the Board of Directors into three Term of Office Classes (the "Staggered Board Proposal"); (iv) the approval of an amendment to the Restated Certificate of Incorporation of the Company eliminating the ability of the Surviving Corporation's stockholders to call a special meeting of the stockholders (the "Special Meeting Proposal"); (v) the approval of an amendment to the Restated Certificate of Incorporation of the Company requiring a supermajority vote of the Company's stockholders entitled to vote thereon to amend certain provisions of the Surviving Corporation's Certificate of Incorporation (the "Supermajority Voting

Proposal"), (vi) the ratification of the adoption of a stockholder rights plan to become effective upon the consummation of the Distribution (the "Stockholder Rights Plan Proposal") and (vii) the approval of an amendment to the Restated Certificate of Incorporation of the Company increasing the authorized capital stock of the Company (the "Authorized Capital Increase Proposal"). The Special Committee and the Board of Directors of the Company shall recommend to the stockholders of the Company that the stockholders adopt this Agreement and approve each of the Governance Proposals and the Stockholder Rights Proposal. The Special Committee and the Board of Directors of the Company shall not withdraw such recommendation; provided, however, that the Special Committee or the Board of Directors may withdraw, change or modify such recommendation if it determines reasonably and in good faith that the Special Committee or the Board of Directors will violate its fiduciary duties to the stockholders of the Company by not withdrawing, changing or modifying such recommendations.

         SECTION 3.2. Filings; Other Actions.

         (a) Subject to the provisions of this Agreement and the Distribution Agreement, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") as soon as reasonably practicable following the execution hereof a proxy statement (the "Proxy Statement") for the solicitation of proxies in favor of (i) the adoption of this Agreement and (ii) the approval of the Governance Proposals and the Stockholder Rights Proposal. The Company shall not propose to its stockholders the adoption of any of the Governance Proposals or the Stockholder Rights Proposal as independent amendments to the Company's Restated Certificate of Incorporation, but only as amendments to be adopted upon the effectiveness of the Merger. The Company shall use all reasonable efforts to have the Proxy Statement cleared by the SEC for mailing in definitive form as promptly as practicable after such filing. The Company and Centex shall cooperate with each other in the preparation of the Proxy Statement and any amendment or supplement thereto, and the Company shall notify Centex of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and shall provide to Centex promptly copies of all correspondence between the SEC and the Company or any of its advisors with respect to the Proxy Statement. The Company shall give Centex and its counsel appropriate advance opportunity to review the Proxy Statement and all responses to requests for additional information by and replies to comments of the SEC, and shall incorporate therein any reasonable comments Centex may deliver to the Company with respect thereto, before such Proxy Statement, response or reply is filed with or sent to the SEC. The Company agrees to use its reasonable best efforts, after consultation with Centex and its advisors, to respond promptly to all such comments of, and requests by, the SEC and to cause the Proxy Statement to be mailed to the holders of the Common Stock entitled to vote at the Stockholders Meeting promptly upon the resolution of all such comments and requests or at such other time agreed to by the parties hereto.

         (b) The Company agrees promptly to furnish to Centex all copies of written communications (and summaries of the substance of all oral communications) received by it, or any of its affiliates or representatives from, or delivered by any of its affiliates or representatives to, any federal, state or local or international court, commission, governmental body, agency, authority, tribunal, board or other governmental entity (each a "Governmental Entity") in respect of the transactions contemplated hereby.

         SECTION 3.3. Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to obtain the adoption of this Agreement by the stockholders of the Company as contemplated by Sections 4.1(a) and 4.2(a) and to consummate as soon as practicable following such approval, the Merger and the other transactions contemplated by this Agreement and the Distribution Agreement, including, but not limited to (a) the obtaining of all necessary actions, waivers, consents and approvals from all Governmental Entities and the making of all necessary registrations and filings (including filings with the SEC and all other Governmental Entities) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (b) the obtaining of all necessary consents, approvals or waivers from third parties, (c) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the Distribution Agreement or the consummation of the transactions contemplated hereby or thereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity with respect to the Merger, this Agreement or the Distribution Agreement vacated or reversed, (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement and the Distribution Agreement and (e) causing all conditions to the parties' obligations to consummate (i) the Merger set forth in Article IV of this Agreement and (ii) the Distribution as set forth in Section 2.1(b) of the Distribution Agreement to be satisfied. The Company and Centex, upon the other's request, shall provide all such information reasonably necessary to accomplish the foregoing concerning the party's business and affairs to the other party.

         SECTION 3.4. Representations and Warranties of the Company. The Company hereby represents and warrants to Centex and Merger Sub that:

         (a) the Special Committee has determined that this Agreement and the Merger are fair to, and in the best interests of, the Company and its stockholders (other than Centex and Merger Sub); and the Board of Directors of the Company has, based in part on the determination of the Special Committee referred to above, (i) determined that this Agreement and the Merger are fair to, and in the best interests of, the Company and its stockholders, (ii) approved this Agreement and, subject to obtaining the approval of the stockholders of the Company as required under applicable law, the Merger, and
(iii) declared this Agreement to be advisable;

         (b) the Proxy Statement, the form of proxy and any other solicitation material used in connection therewith and any oral solicitations of proxies made by the Company shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading or omit any statement necessary to correct any statement in any earlier communication with respect to any solicitation of a proxy for any of the matters to be voted upon at the Stockholders Meeting which has become false or misleading, except that no representation or warranty is made by the Company with respect to information relating to Centex or Merger Sub that is provided by Centex in writing specifically for inclusion in the Proxy Statement or any such other solicitation materials or oral solicitations;

         (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as enforcement may be limited by (i) any bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such is considered in a proceeding at law or in equity); and

         (d) subject to the changes in the Company's capitalization contemplated by this Agreement, the authorized, issued and outstanding capitalization of the Company is as follows:

                  (i) 50,000,000 authorized shares of Common Stock, of which 18,440,000 shares were outstanding at the close of business on July 18, 2003; and

                  (ii) 2,000,000 authorized shares of preferred stock, of which no shares are outstanding on the date of this Agreement.

         SECTION 3.5. Representations and Warranties of Centex and Merger Sub. Centex and Merger Sub jointly and severally represent and warrant to the Company that:

         (a) this Agreement has been approved by the Board of Directors or a duly authorized committee thereof of each of Centex and Merger Sub; no approval by the shareholders of Centex is required for the consummation of the transactions contemplated by this Agreement; and the sole stockholder of Merger Sub has approved this Agreement and the Merger;

         (b) this Agreement has been duly executed and delivered by Centex and Merger Sub and constitutes a valid and binding agreement of each of them, enforceable against Centex and Merger Sub in accordance with its terms, except insofar as enforcement may be limited by (i) any bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such is considered in a proceeding at law or in equity);

         (c) Centex owns beneficially and of record all outstanding capital stock of Merger Sub free and clear of any claims, liens or encumbrances and no other person holds any capital stock of Merger Sub nor has any right to acquire any interest in Merger Sub;

         (d) Centex beneficially owns an aggregate of 11,962,304 shares of Common Stock free and clear of any claims, liens or encumbrances;

         (e) immediately prior to the Effective Time, all of the Contributed Shares shall be owned beneficially and of record by Merger Sub free and clear of any claims, liens or encumbrances;

         (f) Merger Sub was formed by Centex solely for the purposes of effectuating the Merger upon the terms and subject to the conditions of this Agreement, and Merger Sub has no liabilities, commitments or obligations of any kind (known or unknown, fixed or contingent) other than the obligations set forth in or arising from this Agreement and has not entered into any contracts, agreements, commitments or arrangements other than this Agreement; and

         (g) the information provided to the Company in writing specifically for inclusion in the Proxy Statement or other solicitation materials by Centex or the Merger Sub shall not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV

                            CONDITIONS TO THE MERGER

         SECTION 4.1. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company, except that the condition set forth in Section 4.1(a) may not be waived) of the following conditions:

         (a) a proposal to adopt this Agreement shall have been approved by the holders of (i) a majority of the shares of Common Stock issued and outstanding and entitled to vote thereon and (ii) a majority of the shares of Common Stock (other than shares held directly or indirectly by Centex or Merger Sub) present in person or by proxy at the Stockholders Meeting and voting on such proposal;

         (b) all actions by or in respect of or filings with any Governmental Entity required to permit the consummation of the Merger shall have been obtained, except those that would not reasonably be expected to have a material adverse effect on any party's ability to consummate the transactions contemplated by this Agreement;

         (c) the Distribution Agreement shall be in full force and effect;

         (d) prior to the Effective Time, the Board of Directors of Centex shall have declared the Distribution (subject to the prior consummation of the Reclassification (as defined in the Distribution Agreement)); and

         (e) all conditions to the obligations of CXP to pay the Cash Dividend shall have been satisfied or waived by CXP.

         SECTION 4.2. Conditions to the Obligations of Centex and Merger Sub. The obligations of Centex and Merger Sub to consummate the Merger are subject to the satisfaction (or waiver by Centex, except that the condition set forth in Section 4.2(a) may not be waived) of the following conditions:

         (a) a proposal to adopt this Agreement and approve the Merger shall have been approved by the holders of (i) a majority of the shares of Common Stock issued and outstanding and entitled to vote thereon and (ii) a majority of the shares of Common Stock (other than shares held directly or indirectly by Centex or Merger Sub) present in person or by proxy at the Stockholders Meeting and voting on such proposal;

         (b) all actions by or in respect of or filings with any Governmental Entity required to permit the consummation of the Merger shall have been obtained, except those that would not reasonably be expected to have a material adverse effect on any party's ability to consummate the transactions contemplated by this Agreement;

         (c) the Distribution Agreement shall be in full force and effect;

         (d) immediately prior to the Effective Time, all the conditions to declaration of the Distribution and the making of the Distribution set forth in the Distribution Agreement, other than the prior consummation of the Merger, shall have been satisfied; and

         (e) prior to the Effective Time, the Company shall have declared and paid the Cash Dividend.


                                   ARTICLE V

                                   TERMINATION

         SECTION 5.1. Termination

         (a) This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

                  (i) by mutual written consent of the Company and Centex;

                  (ii) by either the Company or Centex, if there shall be any law or regulation that makes consummation of the Merger or the Distribution illegal or otherwise prohibited or if there shall be entered any judgment, injunction, order or decree enjoining the Company or Merger Sub from consummating the Merger or enjoining Centex from consummating the Distribution and, in either case, such judgment, injunction, order or decree shall have become final and nonappealable;

                  (iii) by either the Company or Centex if, after a vote on the matter by the Company's stockholders at the Stockholders Meeting, the condition set forth in Sections 4.1(a) and 4.2(a) shall not be satisfied; or

                  (iv) by either the Company or Centex, if the Merger is not consummated by January 30, 2004; provided that if the Stockholders Meeting shall have been held and the conditions set forth in Section 4.1(a) and 4.2(a) shall have been satisfied by January 30, 2004, but the Merger shall not have been consummated by such date, then the time period set forth in this clause (iv) shall be extended to the date that is 30 days after the date of the Stockholders Meeting (or such longer period as is agreed by the parties).

         (b) This Agreement shall terminate automatically without any action on the part of the Company, Centex or Merger Sub in the event that the Distribution Agreement is terminated in accordance with its terms.

         SECTION 5.2. Effect of Termination. If this Agreement is terminated pursuant to Section 5.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1. Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of facsimile or electronic message transmission with delivery confirmed (by voice or otherwise), or by overnight courier to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                           If to Centex or Merger Sub:

                           c/o Centex Corporation
                           2728 North Harwood
                           Dallas, Texas 75201
                           Fax No.: (214) 981-6859
                           Attention: Chief Executive Officer
                           with a copy to:

                           Baker Botts L.L.P.
                           2001 Ross Avenue
                           Dallas, Texas 75201
                           Fax No.: (214) 953-6503
                           Attention: Geoffrey L. Newton

                           If to the Company:

                           Centex Construction Products, Inc.
                           2728 North Harwood
                           Dallas, Texas 75201
                           Fax No.: (214) 981-6559
                           Attention: Chief Operating Officer

                           and:

                           The Special Committee of the Board of Directors c/o The Secretary of the Company
                           Centex Construction Products, Inc.
                           2728 North Harwood
                           Dallas, Texas 75201
                           Fax No.: (214) 981-6559

                           with a copy to:

                           Haynes and Boone, LLP
                           901 Main Street, Suite 3100
                           Dallas, Texas  75202
                           Attention:  Michael M. Boone
                           Fax No.: (214) 651-5940
                           and
                           Attention:  William L. Boeing
                           Fax No.: (972) 692-9053

         SECTION 6.2. Defined Terms. The following terms have the meanings assigned to them in the provisions of this Agreement referred to in the table below:

                 Term                                                      Section
                 ----                                                      -------
                 Additional Shares                                         Recitals
                 Agreement                                                 Preamble
                 Authorized Capital Increase Proposal                      Section 3.1
                 Centex                                                    Preamble
                 Certificate of Merger                                     Section 1.1(b)

                 Term                                                      Section
                 ----                                                      -------
                 Class B Common Stock                                      Recitals
                 Common Stock                                              Recitals
                 Company                                                   Preamble
                 Contributed Shares                                        Recitals
                 Distributable Shares                                      Recitals
                 Distribution                                              Recitals
                 Distribution Agreement                                    Recitals
                 DGCL                                                      Recitals
                 Effective Time                                            Section 1.1(b)
                 Governance Proposals                                      Section 2.1(b)
                 Governmental Entity                                       Section 3.2(b)
                 Merger                                                    Recitals
                 Merger Sub                                                Preamble
                 Merger Sub Common Stock                                   Recitals
                 Proxy Statement                                           Section 3.2(a)
                 Special Committee                                         Recitals
                 Special Meeting Proposal                                  Section 3.1
                 Staggered Board Proposal                                  Section 3.1
                 Stockholder Rights Plan Proposal                          Section 3.1
                 Stockholders Meeting                                      Section 3.1
                 Supermajority Voting Proposal                             Section 3.1
                 Surviving Corporation                                     Section 1.1(a)
                 Surviving Corporation Bylaws                              Section 2.2(c)
                 Surviving Corporation Certificate of
                        Incorporation                                      Section 2.1(c)
                 Term of Office Classes                                    Section 2.3(a)
                 Voting Constituency Classes                               Section 2.3(a)
                 Written Consent Proposal                                  Section 3.1

         SECTION 6.3. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Merger Sub may at any time prior to the mailing of the Proxy Statement assign all of its rights and obligations under this Agreement to any other wholly owned subsidiary of Centex, and in the case of such assignment, the parties hereto agree to amend this Agreement to reflect such assignment.

         SECTION 6.4. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

         SECTION 6.5. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

         SECTION 6.6. Amendments. Any provision of this Agreement may be amended or waived prior to the Effective Time (whether before or after approval of matters presented in connection with the Merger by the stockholders of the Company) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Centex and Merger Sub or, in the case of a waiver, by the party against whom such waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company, no amendment shall become effective without a vote of the stockholders approving such amendment if such stockholder vote is required by applicable law in order to effect the proposed amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        CENTEX CONSTRUCTION PRODUCTS, INC.


                                        By: /s/ STEVEN R. ROWLEY
                                            -----------------------------------
                                        Name:  Steven R. Rowley
                                              ---------------------------------
                                        Title:  Executive Vice President & COO
                                               --------------------------------


                                        CENTEX CORPORATION


                                        By:  /s/ LAURENCE E. HIRSCH
                                            -----------------------------------
                                        Name:  Laurence E. Hirsch
                                              ---------------------------------
                                        Title:  Chairman & CEO
                                               --------------------------------


                                        ARG MERGER CORPORATION

                                        By:  /s/ LAURENCE E. HIRSCH
                                            -----------------------------------
                                        Name:  Laurence E. Hirsch
                                              ---------------------------------
                                        Title:  President
                                               --------------------------------

                                                                     EXHIBIT A-1



                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                      _____________________________, INC.(1)


         The undersigned, being the President of Centex Construction Products, Inc., a Delaware corporation, hereby certifies that:

         1. The name of the corporation is ___________________________, INC.(1)
(the "Corporation"). The name under which the Corporation was originally incorporated is Centex Construction Products, Inc. and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 27, 1994.

         2. This Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the Corporation and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         3. The Restated Certificate of Incorporation of the Corporation, as restated and amended hereby, shall, upon its filing with the Secretary of State of the State of Delaware, read in its entirety as follows:

                                    ARTICLE I

         The name of the Corporation is _______________, Inc.(1)

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware. The name of the registered agent of the Corporation at such address is Corporation Service Company.

                                   ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL"), and the Corporation shall have perpetual existence.


----------

         (1) To be specified by CXP prior to the filing of the proxy statement.




                                     A-1 - 1

                                   ARTICLE IV

         The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 105,000,000 shares, consisting of
(i) 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), (ii) 80,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (iii) 20,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock" and, together with the Common Stock, the "Corporation Common Stock").

         The powers, preferences and rights of each class of capital stock, and the qualifications, limitations and restrictions thereof, are as follows:

         A. Preferred Stock.

         Shares of Preferred Stock may be issued in such series as may from time to time be determined by the Board of Directors. Prior to the issuance of a series, the Board of Directors by resolution shall designate the series to distinguish it from any other classes or series of capital stock of the Corporation, shall specify the number of shares to be included in the series and shall fix the powers, preferences and relative, participating, optional or other special rights of the series, and the qualifications, limitations or restrictions thereof. Without limiting the generality of the foregoing, any such resolution of the Board of Directors may set forth the following characteristics of the series:

                  (i) the designation of, and the number of shares of Preferred Stock which shall constitute, the series, which number may be increased (except as otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

                  (ii) the rate or rates and the date or dates at which (or the method of determination thereof), and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the nature of any preferences or the relative rights of priority of such dividends to the dividends payable on any other class or classes of capital stock of the Corporation or on any series of Preferred Stock of the Corporation, and whether such dividends shall be cumulative;

                  (iii) whether shares of the series shall be convertible into or exchangeable for shares of capital stock or other securities or property of the Corporation or of any other corporation or entity, and, if so, the terms and conditions of such conversion or exchange, including any provisions for the adjustment of the conversion or exchange rate upon the occurrence of such events as the Board of Directors shall determine;

                  (iv) whether shares of the series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount and type of consideration payable




                                     A-1 - 2
         upon redemption, which amount may vary under different conditions and at different redemption dates;

                  (v) whether shares of the series shall have a sinking fund or redemption or purchase account for the redemption or purchase of shares of the series, and if so, the terms, conditions and amount of such sinking fund or redemption or purchase account;

                  (vi) the rights of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the Corporation;

                  (vii) whether shares of the series shall have voting rights in addition to the voting rights provided by law, which may include (a) the right to more or less than one vote per share on any or all matters submitted to a vote of the stockholders of the Corporation and (b) the right to vote, as a series by itself or together with any other series of Preferred Stock or together with all series of Preferred Stock as a class or with the Common Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix (including, but not limited to, the right, voting as a series by itself or together with any other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any series of Preferred Stock or under such other circumstances and upon such other conditions as the Board of Directors may determine); and

                  (viii) any other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof.

Subject to the express terms of any series of Preferred Stock outstanding at any time, the vote or consent of the holders of Preferred Stock of any series shall not be required for the issuance of any other series of Preferred Stock, regardless of whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, on a parity with or junior to the powers, preferences and rights of such outstanding series.

         B. Common Stock. The Common Stock and the Class B Common Stock shall be identical in all respects, except as otherwise provided by law or expressly provided herein. The relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of Common Stock and Class B Common Stock shall be as follows:

         (1) Cash Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be




                                     A-1 - 3
fixed in accordance with the provisions of paragraph A of this Article IV, then, but not otherwise, the holders of Common Stock and Class B Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors out of assets which are legally available therefor; provided, that whenever a cash dividend is paid on any Corporation Common Stock, the same amount shall be paid in respect of each outstanding share of Common Stock and Class B Common Stock.

         (2) Stock Dividends. If at any time a dividend is to be paid in shares of Common Stock or shares of Class B Common Stock (a "stock dividend"), such stock dividend may be declared and paid only as follows: only Common Stock may be paid to holders of Common Stock and only Class B Common Stock may be paid to holders of Class B Common Stock. Whenever a stock dividend is paid on any Corporation Common Stock, the same number of shares shall be paid in respect of each outstanding share of Common Stock and Class B Common Stock.

         (3) Property Dividends. If at any time a dividend is to be paid in rights to purchase shares of the capital stock of the Corporation (a "rights dividend"), then: (i) if the rights dividend is of rights that entitle the holder thereof to purchase shares of Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Common Stock ("Equivalent Shares")) or Class B Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Class B Common Stock ("Equivalent Class B Shares")) then only rights to acquire Common Stock or Equivalent Shares may be paid to holders of Common Stock and only rights to acquire Class B Common Stock or Equivalent Class B Shares may be paid to holders of Class B Common Stock; and (ii) if the rights dividend is of rights that entitle the holder thereof to purchase shares of capital stock of the Corporation other than Common Stock (or Equivalent Shares) or Class B Common Stock (or Equivalent Class B Shares) then the Board of Directors of the Corporation may pay such dividend of rights to the holders of Common Stock and Class B Common Stock in such manner as the Board of Directors may determine. Whenever any rights dividend or dividend in the form of securities or other property (other than a cash dividend or stock dividend) is paid on any Corporation Common Stock, the same number or amount and kind of rights, securities or other property shall be paid in respect of each outstanding share of Common Stock and Class B Common Stock.

         (4) Stock Subdivisions and Combinations. The Corporation shall not subdivide, reclassify or combine stock of any class of Corporation Common Stock without at the same time making a proportionate subdivision, reclassification or combination of shares of the other class.

         (5) Voting. Voting power shall be divided between the classes of Corporation Common Stock as follows:

                  (i) Subject to Section B.(5)(ii) of this Article IV, in the election of directors, holders of shares of Class B Common Stock, voting separately as a class (the "Voting B Shares"), shall be entitled to elect that



                                     A-1 - 4
         number of directors which constitutes 85% of the authorized number of members of the Board of Directors (or, if 85% of the authorized number of members of the Board of Directors is not a whole number, then the nearest higher whole number) (the "Voting B Share Directors"). The initial Voting B Share Directors shall be designated by a majority of the directors of the Corporation as of the effectiveness of this Restated Certificate of Incorporation, and the holders of Voting B Shares, voting separately as a class, shall be entitled to vote for the election or replacement of such Voting B Share Directors at the next annual meeting of stockholders. Each share of Class B Common Stock shall have one vote in the election of the Voting B Share Directors. Subject to Section B.(5)(ii) of this Article IV, in the election of directors, holders of shares of Common Stock (the "Voting Shares"), shall be entitled to elect the remaining director or directors, if any (the "Voting Share Directors"). The initial Voting Share Director, if any, shall be designated by a majority of the directors of the Corporation as of the effectiveness of this Restated Certificate of Incorporation, and the holders of Voting Shares, voting separately as a class, shall be entitled to vote for the election or replacement of such Voting Share Director at the next annual meeting of stockholders. Each share of Common Stock shall have one vote in the election of the Voting Share Directors. For purposes of Sections B.(5)(i), (ii) and
         (iii) of this Article IV, references to the authorized number of members of the Board of Directors shall not include any directors which the holders of any shares of a series of Preferred Stock have the right to elect voting separately as one or more series.

                  (ii) For purposes of this Section B.(5)(ii) of this Article IV, "Special Voting Rights" means the different voting rights of the holders of Common Stock, on the one hand, and the holders of Class B Common Stock, on the other hand, with respect to the election of the applicable percentages of the authorized number of members of the Board of Directors as described in Section B.(5)(i) of this Article IV. At any time after _____ __, 2005(2), if approved by the Board of Directors, at any annual or special meeting of stockholders of the Corporation, the holders of at least 66 2/3% of the outstanding shares of the Common Stock and Class B Common Stock, voting together as a class, may vote to eliminate the Special Voting Rights (the "Elimination Vote"), in which case the Special Voting Rights provided for in Section B.(5)(i) of this Article IV shall have no further force or effect, and thereafter holders of the Corporation Common Stock shall have equal voting rights in all respects, except as otherwise provided by law, and shall be entitled to elect the total authorized number of members of the Board of Directors voting together as a single class, with each share of Corporation Common Stock having one vote.


----------
         (2) The second anniversary of the spin-off.


                                     A-1 - 5

                  (iii) Unless the Special Voting Rights have been eliminated in accordance with Section B.(5)(ii) of this Article IV, all newly-created directorships resulting from an increase in the authorized number of directors shall be allocated between Voting Share Directors and Voting B Share Directors such that at all times the number of Class B Common Stock directorships shall be 85% of the authorized number of members of the Board of Directors (or if such 85% is not a whole number, then the nearest higher whole number) and the remaining directorships shall be Common Stock directorships.

                  (iv) Except as otherwise specified herein or required by law, the holders of Common Stock and Class B Common Stock shall in all matters not otherwise specified in Section B.(5)(i) of this Article IV vote together as one class, with each share of Common Stock and Class B Common Stock having one vote.

                  (v) Notwithstanding anything to the contrary contained in Section B.(5)(i), (ii), (iii) or (iv) of this Article IV, for so long as any person or entity or group of persons or entities acting in concert beneficially own 15% or more of the outstanding shares of Class B Common Stock, then in any election of directors or other exercise of voting rights with respect to the election or removal of directors, such person, entity or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of Class B Common Stock that constitutes a percentage of the total number of shares of Class B Common Stock then outstanding which is less than or equal to such person, entity or group's Entitled Voting Percentage. For the purposes hereof, a person, entity or group's "Entitled Voting Percentage" at any time shall mean the percentage of the then outstanding shares of Common Stock beneficially owned by such person, entity or group at such time. For purposes of this Section B.(5)(v), a "beneficial owner" of Common Stock includes any person or entity or group of persons or entities who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended.

         (6) Merger or Consolidation. The Corporation shall not enter into any consolidation of the Corporation with one or more other corporations, a merger of the Corporation with another corporation, a reorganization of the Corporation or other similar combination of the Corporation with one or more third parties, unless each holder of a share of Common Stock or Class B Common Stock is entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, reorganization or other combination as each other holder of a share of Common Stock and Class B Common



                                     A-1 - 6

Stock; provided that, in any such transaction consummated prior to the Elimination Vote, the holders of shares of Common Stock and Class B Common Stock may each receive different kinds of shares of stock that differ to the extent and only to the extent that the Board of Directors determines in good faith that such shares differ with respect to the rights of holders of such shares to substantially the same extent as the Common Stock and the Class B Common Stock differ as provided herein.

         (7) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock and Class B Common Stock shall participate equally per share in any distribution to stockholders, without distinction between classes.

                                    ARTICLE V

                  A. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. In furtherance and not in limitation of the powers conferred upon the Board of Directors by the DGCL and this Restated Certificate of Incorporation, the Board of Directors is hereby expressly empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Restated Certificate of Incorporation and any bylaws adopted by the stockholders of the Corporation; provided, however, that no bylaws adopted by the stockholders of the Corporation shall invalidate any prior act of the Board of Directors that would have been valid if such bylaws had not been adopted.

                  B. Number and Class of Directors.

         (1) Number of Directors. The number of directors that shall constitute the entire Board of Directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors; provided, however, (i) that in no event shall the number of directors constituting the entire Board of Directors be less than three nor more than fifteen (provided, however, that until such time as an Elimination Vote occurs, the Board of Directors shall not reduce the number of directors to a number less than seven) and (ii) no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

         (2) Classified Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes: Class I, Class II and Class III. As of the effectiveness of this Restated Certificate of Incorporation, the Board of Directors shall assign each person who is serving as a director to one of such classes, as determined in the sole discretion of the Board of Directors; provided, however, that the initial Voting Share Director shall be assigned to Class I. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which that director was elected; provided, however, that the directors first designated as Class I directors shall serve for a




                                     A-1 - 7
term expiring at the annual meeting of stockholders next following the date of their designation as Class I directors, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of stockholders next following the date of their designation as Class II directors, and the directors first designated as Class III directors shall serve for a term expiring at the third annual meeting of stockholders next following the date of their designation as Class III directors. Each director shall hold office until the annual meeting of stockholders at which his term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

                  At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

                  In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. The Board of Directors shall specify the class to which a newly created directorship shall be allocated.

                  C. Manner of Election. The election of directors at any annual or special meeting of the stockholders of the Corporation need not be by written ballot unless the Bylaws of the Corporation so provide.

                  D. Vacancies.

         (1) Any vacancy in the office of a director created by the death, resignation, retirement, disqualification, removal from office of a director or other cause, elected by (or appointed on behalf of) the holders of the Voting B Shares, on the one hand, or the holders of the Voting Shares, on the other hand, as the case may be, shall be filled by the vote of the majority of the directors (or the sole remaining director) elected by (or appointed on behalf of) such holders of Voting B Shares, on the one hand, or Voting Shares, on the other hand, as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting B Shares or Voting Shares, respectively, unless the Elimination Vote shall have occurred, in which case such vacancy shall be filled by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in the Bylaws. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same term as that of his predecessor.

         (2) Unless the Elimination Vote shall have occurred, all newly-created directorships resulting from an increase in the authorized number of directors shall be




                                     A-1 - 8
allocated pursuant to Section B(5) of Article IV. Once such newly-created directorships have been allocated as Voting Share Directors or Voting B Share Directors, such newly-created directorships shall be filled by the vote of the majority of the directors in such class (or the sole remaining director in such class), as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting Shares or Voting B Shares, respectively, unless the Elimination Vote shall have occurred, in which case such vacancy shall be filled by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in the Bylaws.

                                   ARTICLE VI

                  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended or replaced, or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of this Article VI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VII

                  A. Indemnification. Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (an "Indemnitee"), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law in effect on the date of the filing of this Restated Certificate of Incorporation, and to such greater extent as applicable law may thereafter permit, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred by such Indemnitee in connection with such a Proceeding, and such right of indemnification shall continue with respect to an Indemnitee who has ceased to be such a director or officer and shall inure to the benefit of his or her heirs, executors and administrators. The rights of an Indemnitee under the immediately preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by
Section 145(b) of the DGCL in the case of Proceedings by or in the right of



                                     A-1 - 9
the Corporation and to the fullest extent permitted by Section 145(a) of the DGCL in the case of all other Proceedings.

                  B. Advancement of Expenses. An Indemnitee shall be entitled to the payment of expenses (including attorneys' fees) incurred in defending any Proceeding in advance of the final disposition thereof in accordance with the provisions set forth in the Bylaws of the Corporation or, if no provisions relating to the advancement of expenses are set forth therein, in accordance with such terms and conditions as the Board of Directors deems appropriate.

                  C. Determination of Entitlement to Indemnification. A determination as to whether an Indemnitee is entitled to indemnification in respect of any expenses (including attorneys' fees), judgments, fines or amounts paid in settlement incurred by such Indemnitee in connection with a Proceeding shall be made in accordance with Section 145(d) of the DGCL and the provisions set forth in the Bylaws of the Corporation.

                  D. Non-Exclusivity. The rights conferred by this Article VII shall not be exclusive of any other rights which an Indemnitee or any other person may now or hereafter have under this Restated Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                                  ARTICLE VIII

                  No stockholder of the Corporation shall by reason of his or her holding shares of any class or series of its capital stock have any preemptive or preferential right to purchase or subscribe for or otherwise acquire or receive any shares of any class or series of capital stock issued by the Corporation, whether now or hereafter authorized, or any shares of any class or series of capital stock of the Corporation now or hereafter acquired by the Corporation as treasury stock and subsequently reissued or sold or otherwise disposed of, or any notes, debentures, bonds or other securities convertible into, or any warrants, rights or options exercisable for, any shares of any class or series of capital stock of the Corporation, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities or warrants, rights or options would adversely affect the dividend, voting or any other rights of such stockholder.

                                   ARTICLE IX

                  Special meetings of the stockholders of the Corporation may be called only by the Chairman, or in his absence by the President, by the Board of Directors, or by the Secretary at the request in writing of a majority of the Board of Directors and may not be called by the stockholders of the Corporation.



                                    A-1 - 10

                                    ARTICLE X

                  Any action required to be taken or which may be taken by the holders of the Corporation Common Stock must be effected at a duly called annual or special meeting of such holders and may not be taken by written consent in lieu of a meeting.

                                   ARTICLE XI

                  The Board of Directors shall have the power to adopt, alter, amend and repeal the Bylaws of the Corporation, in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to adopt, amend or repeal the Bylaws.

                                   ARTICLE XII

                  Notwithstanding anything else contained in this Restated Certificate of Incorporation or the Bylaws to the contrary, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all of the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class, shall be required (A) to alter, amend, rescind or repeal Section B(5)(v) of Article IV, Article V, Article IX, Article X, Article XI or this Article XII of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith or (B) in order for the stockholders to adopt, alter, amend, rescind or repeal any Bylaws of the Corporation.

                                  ARTICLE XIII

                  The Corporation reserves the right to amend, alter, change, rescind or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.



                                    A-1 - 11

                                                                     EXHIBIT A-2



                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                     _____________________________, INC.(1)




                  The undersigned, being the President of Centex Construction Products, Inc., a Delaware corporation, hereby certifies that:

         1. The name of the corporation is ___________________________, INC.(1)
(the "Corporation"). The name under which the Corporation was originally incorporated is Centex Construction Products, Inc. and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 27, 1994.

         2. This Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the Corporation and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         3. The Restated Certificate of Incorporation of the Corporation, as restated and amended hereby, shall, upon its filing with the Secretary of State of the State of Delaware, read in its entirety as follows:

                                    ARTICLE I

                  The name of the Corporation is _______________, Inc.(1)

                                   ARTICLE II

                  The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware. The name of the registered agent of the Corporation at such address is Corporation Service Company.

                                   ARTICLE III

                  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL"), and the Corporation shall have perpetual existence.



----------
         (1) To be specified by CXP prior to the filing of the proxy statement.



                                     A-2 - 1

                                   ARTICLE IV

                  [The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 105,000,000 shares, consisting of (i) 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), (ii) 80,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (iii) 20,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock" and, together with the Common Stock, the "Corporation Common Stock").](2)

                  The powers, preferences and rights of each class of capital stock, and the qualifications, limitations and restrictions thereof, are as follows:

                  A. Preferred Stock.

                  Shares of Preferred Stock may be issued in such series as may from time to time be determined by the Board of Directors. Prior to the issuance of a series, the Board of Directors by resolution shall designate the series to distinguish it from any other classes or series of capital stock of the Corporation, shall specify the number of shares to be included in the series and shall fix the powers, preferences and relative, participating, optional or other special rights of the series, and the qualifications, limitations or restrictions thereof. Without limiting the generality of the foregoing, any such resolution of the Board of Directors may set forth the following characteristics of the series:

                  (i) the designation of, and the number of shares of Preferred Stock which shall constitute, the series, which number may be increased (except as otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

                  (ii) the rate or rates and the date or dates at which (or the method of determination thereof), and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the nature of any preferences or the relative rights of priority of such dividends to the dividends payable on any other class or classes of capital stock of the Corporation or on any series of Preferred Stock of the Corporation, and whether such dividends shall be cumulative;

                  (iii) whether shares of the series shall be convertible into or exchangeable for shares of capital stock or other securities or property of the Corporation or of any other corporation or entity, and, if so, the terms and conditions of such conversion or exchange, including any provisions for the



----------
 (2) If the Authorized Capital Increase Proposal is not approved, then this Article IV shall read as follows: "The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 52,000,000 shares, consisting of (i) 2,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), (ii) 40,780,000 shares of Common Stock, par value $.01 per share ("Common Stock") and (iii) 9,220,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock" and, together with the Common Stock, the "Corporation Common Stock")."




                                     A-2 - 2
         adjustment of the conversion or exchange rate upon the occurrence of such events as the Board of Directors shall determine;

                  (iv) whether shares of the series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount and type of consideration payable upon redemption, which amount may vary under different conditions and at different redemption dates;

                  (v) whether shares of the series shall have a sinking fund or redemption or purchase account for the redemption or purchase of shares of the series, and if so, the terms, conditions and amount of such sinking fund or redemption or purchase account;

                  (vi) the rights of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the Corporation;

                  (vii) whether shares of the series shall have voting rights in addition to the voting rights provided by law, which may include (a) the right to more or less than one vote per share on any or all matters submitted to a vote of the stockholders of the Corporation and (b) the right to vote, as a series by itself or together with any other series of Preferred Stock or together with all series of Preferred Stock as a class or with the Common Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix (including, but not limited to, the right, voting as a series by itself or together with any other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any series of Preferred Stock or under such other circumstances and upon such other conditions as the Board of Directors may determine); and

                  (viii) any other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof.

Subject to the express terms of any series of Preferred Stock outstanding at any time, the vote or consent of the holders of Preferred Stock of any series shall not be required for the issuance of any other series of Preferred Stock, regardless of whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, on a parity with or junior to the powers, preferences and rights of such outstanding series.

                  B. Common Stock. The Common Stock and the Class B Common Stock shall be identical in all respects, except as otherwise provided by law or expressly provided herein. The relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of Common Stock and Class B Common Stock shall be as follows:


                                     A-2 - 3

                  (1) Cash Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in accordance with the provisions of paragraph A of this Article IV, then, but not otherwise, the holders of Common Stock and Class B Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors out of assets which are legally available therefor; provided, that whenever a cash dividend is paid on any Corporation Common Stock, the same amount shall be paid in respect of each outstanding share of Common Stock and Class B Common Stock.

                  (2) Stock Dividends. If at any time a dividend is to be paid in shares of Common Stock or shares of Class B Common Stock (a "stock dividend"), such stock dividend may be declared and paid only as follows: only Common Stock may be paid to holders of Common Stock and only Class B Common Stock may be paid to holders of Class B Common Stock. Whenever a stock dividend is paid on any Corporation Common Stock, the same number of shares shall be paid in respect of each outstanding share of Common Stock and Class B Common Stock.

                  (3) Property Dividends. If at any time a dividend is to be paid in rights to purchase shares of the capital stock of the Corporation (a "rights dividend"), then: (i) if the rights dividend is of rights that entitle the holder thereof to purchase shares of Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Common Stock ("Equivalent Shares")) or Class B Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Class B Common Stock ("Equivalent Class B Shares")) then only rights to acquire Common Stock or Equivalent Shares may be paid to holders of Common Stock and only rights to acquire Class B Common Stock or Equivalent Class B Shares may be paid to holders of Class B Common Stock; and (ii) if the rights dividend is of rights that entitle the holder thereof to purchase shares of capital stock of the Corporation other than Common Stock (or Equivalent Shares) or Class B Common Stock (or Equivalent Class B Shares) then the Board of Directors of the Corporation may pay such dividend of rights to the holders of Common Stock and Class B Common Stock in such manner as the Board of Directors may determine. Whenever any rights dividend or dividend in the form of securities or other property (other than a cash dividend or stock dividend) is paid on any Corporation Common Stock, the same number or amount and kind of rights, securities or other property shall be paid in respect of each outstanding share of Common Stock and Class B Common Stock.

                  (4) Stock Subdivisions and Combinations. The Corporation shall not subdivide, reclassify or combine stock of any class of Corporation Common Stock without at the same time making a proportionate subdivision, reclassification or combination of shares of the other class.


                                     A-2 - 4

                  (5) Voting. Voting power shall be divided between the classes of Corporation Common Stock as follows:

                  (i) Subject to Section B.(5)(ii) of this Article IV, in the election of directors, holders of shares of Class B Common Stock, voting separately as a class (the "Voting B Shares"), shall be entitled to elect that number of directors which constitutes 85% of the authorized number of members of the Board of Directors (or, if 85% of the authorized number of members of the Board of Directors is not a whole number, then the nearest higher whole number) (the "Voting B Share Directors"). The initial Voting B Share Directors shall be designated by a majority of the directors of the Corporation as of the effectiveness of this Restated Certificate of Incorporation, and the holders of Voting B Shares, voting separately as a class, shall be entitled to vote for the election or replacement of such Voting B Share Directors at the next annual meeting of stockholders. Each share of Class B Common Stock shall have one vote in the election of the Voting B Share Directors. Subject to Section B.(5)(ii) of this Article IV, in the election of directors, holders of shares of Common Stock (the "Voting Shares"), shall be entitled to elect the remaining director or directors, if any (the "Voting Share Directors"). The initial Voting Share Director, if any, shall be designated by a majority of the directors of the Corporation as of the effectiveness of this Restated Certificate of Incorporation, and the holders of Voting Shares, voting separately as a class, shall be entitled to vote for the election or replacement of such Voting Share Director at the next annual meeting of stockholders. Each share of Common Stock shall have one vote in the election of the Voting Share Directors. For purposes of Sections B.(5)(i), (ii) and (iii) of this Article IV, references to the authorized number of members of the Board of Directors shall not include any directors which the holders of any shares of a series of Preferred Stock have the right to elect voting separately as one or more series.

                  (ii) For purposes of this Section B.(5)(ii) of this Article IV, "Special Voting Rights" means the different voting rights of the holders of Common Stock, on the one hand, and the holders of Class B Common Stock, on the other hand, with respect to the election of the applicable percentages of the authorized number of members of the Board of Directors as described in Section B.(5)(i) of this Article IV. At any time after _____ __, 2005(3), if approved by the Board of Directors, at any annual or special meeting of stockholders of the Corporation, the holders of at least 66 2/3% of the outstanding shares of the Common Stock and Class B Common Stock, voting together as a class, may vote to eliminate the Special Voting Rights (the "Elimination Vote"), in which case the Special Voting Rights provided for in Section B.(5)(i) of this Article IV shall have no further force or effect, and thereafter holders of the


----------
         (3) The second anniversary of the spin-off.


                                     A-2 - 5

         Corporation Common Stock shall have equal voting rights in all respects, except as otherwise provided by law, and shall be entitled to elect the total authorized number of members of the Board of Directors voting together as a single class, with each share of Corporation Common Stock having one vote.

                  (iii) Unless the Special Voting Rights have been eliminated in accordance with Section B.(5)(ii) of this Article IV, all newly-created directorships resulting from an increase in the authorized number of directors shall be allocated between Voting Share Directors and Voting B Share Directors such that at all times the number of Class B Common Stock directorships shall be 85% of the authorized number of members of the Board of Directors (or if such 85% is not a whole number, then the nearest higher whole number) and the remaining directorships shall be Common Stock directorships.

                  (iv) Except as otherwise specified herein or required by law, the holders of Common Stock and Class B Common Stock shall in all matters not otherwise specified in Section B.(5)(i) of this Article IV vote together as one class, with each share of Common Stock and Class B Common Stock having one vote.

                  (v) Notwithstanding anything to the contrary contained in Section B.(5)(i), (ii), (iii) or (iv) of this Article IV, for so long as any person or entity or group of persons or entities acting in concert beneficially own 15% or more of the outstanding shares of Class B Common Stock, then in any election of directors or other exercise of voting rights with respect to the election or removal of directors, such person, entity or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of Class B Common Stock that constitutes a percentage of the total number of shares of Class B Common Stock then outstanding which is less than or equal to such person, entity or group's Entitled Voting Percentage. For the purposes hereof, a person, entity or group's "Entitled Voting Percentage" at any time shall mean the percentage of the then outstanding shares of Common Stock beneficially owned by such person, entity or group at such time. For purposes of this Section B.(5)(v), a "beneficial owner" of Common Stock includes any person or entity or group of persons or entities who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended.

         (6) Merger or Consolidation. The Corporation shall not enter into any consolidation of the Corporation with one or more other corporations, a merger of the



                                     A-2 - 6

Corporation with another corporation, a reorganization of the Corporation or other similar combination of the Corporation with one or more third parties, unless each holder of a share of Common Stock or Class B Common Stock is entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, reorganization or other combination as each other holder of a share of Common Stock and Class B Common Stock; provided that, in any such transaction consummated prior to the Elimination Vote, the holders of shares of Common Stock and Class B Common Stock may each receive different kinds of shares of stock that differ to the extent and only to the extent that the Board of Directors determines in good faith that such shares differ with respect to the rights of holders of such shares to substantially the same extent as the Common Stock and the Class B Common Stock differ as provided herein.

         (7) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock and Class B Common Stock shall participate equally per share in any distribution to stockholders, without distinction between classes.

                                    ARTICLE V

                  A. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. In furtherance and not in limitation of the powers conferred upon the Board of Directors by the DGCL and this Restated Certificate of Incorporation, the Board of Directors is hereby expressly empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Restated Certificate of Incorporation and any bylaws adopted by the stockholders of the Corporation; provided, however, that no bylaws adopted by the stockholders of the Corporation shall invalidate any prior act of the Board of Directors that would have been valid if such bylaws had not been adopted.

                  B. Number and Class of Directors.

         (1) Number of Directors. The number of directors that shall constitute the entire Board of Directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors; provided, however, (i) that in no event shall the number of directors constituting the entire Board of Directors be less than three nor more than fifteen (provided, however, that until such time as an Elimination Vote occurs, the Board of Directors shall not reduce the number of directors to a number less than seven) and (ii) no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

         [(2) Classified Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes: Class I, Class II and Class III. As of the effectiveness of this Restated Certificate of Incorporation, the Board of Directors shall assign each person who is serving as a



                                     A-2 - 7
director to one of such classes, as determined in the sole discretion of the Board of Directors; provided, however, that the initial Voting Share Director shall be assigned to Class I. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which that director was elected; provided, however, that the directors first designated as Class I directors shall serve for a term expiring at the annual meeting of stockholders next following the date of their designation as Class I directors, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of stockholders next following the date of their designation as Class II directors, and the directors first designated as Class III directors shall serve for a term expiring at the third annual meeting of stockholders next following the date of their designation as Class III directors. Each director shall hold office until the annual meeting of stockholders at which his term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

                  At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

                  In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. The Board of Directors shall specify the class to which a newly created directorship shall be allocated.](4)

                  C. Manner of Election. The election of directors at any annual or special meeting of the stockholders of the Corporation need not be by written ballot unless the Bylaws of the Corporation so provide.

                  D. Vacancies.

         (1) Any vacancy in the office of a director created by the death, resignation, retirement, disqualification, removal from office of a director or other cause, elected by (or appointed on behalf of) the holders of the Voting B Shares, on the one hand, or the holders of the Voting Shares, on the other hand, as the case may be, shall be filled by the vote of the majority of the directors (or the sole remaining director) elected by (or appointed on behalf of) such holders of Voting B Shares, on the one hand, or Voting Shares, on the other hand, as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting B Shares or Voting Shares, respectively, unless the Elimination Vote shall have occurred, in which case such vacancy shall be filled by the vote of the majority of the directors (or the sole

----------

(4) This Section B(2) of Article V will be included only if the Staggered Board Proposal is approved.


                                     A-2 - 8
remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in the Bylaws. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same term as that of his predecessor.

         (2) Unless the Elimination Vote shall have occurred, all newly-created directorships resulting from an increase in the authorized number of directors shall be allocated pursuant to Section B(5) of Article IV. Once such newly-created directorships have been allocated as Voting Share Directors or Voting B Share Directors, such newly-created directorships shall be filled by the vote of the majority of the directors in such class (or the sole remaining director in such class), as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting Shares or Voting B Shares, respectively, unless the Elimination Vote shall have occurred, in which case such vacancy shall be filled by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in the Bylaws.

                                   ARTICLE VI

                  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended or replaced, or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of this Article VI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VII

                  A. Indemnification. Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (an "Indemnitee"), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law in effect on the date of the filing of this Restated Certificate of Incorporation, and to such greater extent as applicable law may thereafter permit, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement





                                     A-2 - 9
incurred by such Indemnitee in connection with such a Proceeding, and such right of indemnification shall continue with respect to an Indemnitee who has ceased to be such a director or officer and shall inure to the benefit of his or her heirs, executors and administrators. The rights of an Indemnitee under the immediately preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by Section 145(b) of the DGCL in the case of Proceedings by or in the right of the Corporation and to the fullest extent permitted by Section 145(a) of the DGCL in the case of all other Proceedings.

                  B. Advancement of Expenses. An Indemnitee shall be entitled to the payment of expenses (including attorneys' fees) incurred in defending any Proceeding in advance of the final disposition thereof in accordance with the provisions set forth in the Bylaws of the Corporation or, if no provisions relating to the advancement of expenses are set forth therein, in accordance with such terms and conditions as the Board of Directors deems appropriate.

                  C. Determination of Entitlement to Indemnification. A determination as to whether an Indemnitee is entitled to indemnification in respect of any expenses (including attorneys' fees), judgments, fines or amounts paid in settlement incurred by such Indemnitee in connection with a Proceeding shall be made in accordance with Section 145(d) of the DGCL and the provisions set forth in the Bylaws of the Corporation.

                  D. Non-Exclusivity. The rights conferred by this Article VII shall not be exclusive of any other rights which an Indemnitee or any other person may now or hereafter have under this Restated Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                                  ARTICLE VIII

                  No stockholder of the Corporation shall by reason of his or her holding shares of any class or series of its capital stock have any preemptive or preferential right to purchase or subscribe for or otherwise acquire or receive any shares of any class or series of capital stock issued by the Corporation, whether now or hereafter authorized, or any shares of any class or series of capital stock of the Corporation now or hereafter acquired by the Corporation as treasury stock and subsequently reissued or sold or otherwise disposed of, or any notes, debentures, bonds or other securities convertible into, or any warrants, rights or options exercisable for, any shares of any class or series of capital stock of the Corporation, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities or warrants, rights or options would adversely affect the dividend, voting or any other rights of such stockholder.

                                   [ARTICLE IX

                  Special meetings of the stockholders of the Corporation may be called only by the Chairman, or in his absence by the President, by the Board of Directors, or by




                                    A-2 - 10
the Secretary at the request in writing of a majority of the Board of Directors and may not be called by the stockholders of the Corporation.](5)

                                   [ARTICLE X

                  Any action required to be taken or which may be taken by the holders of the Corporation Common Stock must be effected at a duly called annual or special meeting of such holders and may not be taken by written consent in lieu of a meeting.](6)

                                   ARTICLE XI

                  The Board of Directors shall have the power to adopt, alter, amend and repeal the Bylaws of the Corporation, in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to adopt, amend or repeal the Bylaws.

                                  [ARTICLE XII

                  Notwithstanding anything else contained in this Restated Certificate of Incorporation or the Bylaws to the contrary, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all of the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class, shall be required (A) to alter, amend, rescind or repeal Section B(5)(v) of Article IV, Article V, Article IX, Article X, Article XI or this Article XII of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith or (B) in order for the stockholders to adopt, alter, amend, rescind or repeal any Bylaws of the Corporation.](7)

                                  ARTICLE XIII

                  The Corporation reserves the right to amend, alter, change, rescind or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.


----------
(5) This Article IX will be included only if the Special Meeting Proposal is approved.

(6) This Article X will be included only if the Written Consent Proposal is approved.

(7) This Article XII will be included only if the Supermajority Voting Proposal is approved.


                                    A-2 - 11

                                                                     EXHIBIT B-1


                              AMENDED AND RESTATED



                                     BYLAWS



                                       OF



                  ___________________________________, INC.(1)







                              ADOPTED AND EFFECTIVE



                              _______ ____, 2003(2)



--------

         (1) To be specified by CXP prior to the filing of the proxy statement.

         (2) The date of the spin-off.

                                TABLE OF CONTENTS

ARTICLE I..............................................................................................1
SECTION 1.1            Registered Office...............................................................1
SECTION 1.2            Other Offices...................................................................1

ARTICLE II.............................................................................................1
SECTION 2.1            Place of Meetings...............................................................1
SECTION 2.2            Annual Meeting..................................................................1
SECTION 2.3            Special Meeting.................................................................1
SECTION 2.4            Quorum..........................................................................2
SECTION 2.5            Voting..........................................................................2
SECTION 2.6            Conduct of Meetings of Stockholders.............................................2
SECTION 2.7            Proxies.........................................................................2
SECTION 2.8            Stockholder List................................................................2
SECTION 2.9            Stock Ledger....................................................................3
SECTION 2.10           Stockholder Action by Written Consent...........................................3
SECTION 2.11           Stockholder Proposals at Annual or Special Meetings.............................3
SECTION 2.12           Stockholder Nominations of Persons for Election to the Board of Directors.......3

ARTICLE III............................................................................................4
SECTION 3.1            Number and Election of Directors................................................4
SECTION 3.2            Vacancies and Newly Created Directorships.......................................4
SECTION 3.3            Place of Meetings...............................................................5
SECTION 3.4            Regular Meetings................................................................5
SECTION 3.5            Special Meetings................................................................5
SECTION 3.6            Quorum..........................................................................5
SECTION 3.7            Conduct of Meetings of the Board of Directors...................................6
SECTION 3.8            Meetings by Telephone Conference................................................6
SECTION 3.9            Action by Written Consent.......................................................6
SECTION 3.10           Committees of Directors.........................................................6
SECTION 3.11           Interested Directors............................................................7
SECTION 3.12           Resignation.....................................................................7
SECTION 3.13           Compensation of Directors.......................................................7

ARTICLE IV.............................................................................................7
SECTION 4.1            General.........................................................................7
SECTION 4.2            Election and Terms..............................................................8
SECTION 4.3            Salaries........................................................................8
SECTION 4.4            President.......................................................................8
SECTION 4.5            Vice Presidents.................................................................8
SECTION 4.6            Secretary.......................................................................8
SECTION 4.7            Treasurer.......................................................................9
SECTION 4.8            Assistant Secretaries...........................................................9
SECTION 4.9            Assistant Treasurers............................................................9
SECTION 4.10           Other Officers..................................................................9
SECTION 4.11           Delegation of Authority.........................................................9
SECTION 4.12           Removal.........................................................................9
SECTION 4.13           Resignation....................................................................10

ARTICLE V.............................................................................................10
SECTION 5.1            Certificates Evidencing Shares.................................................10

SECTION 5.2            Transfer Agents and Registrars.................................................10
SECTION 5.3            Signatures.....................................................................10
SECTION 5.4            Lost, Stolen or Destroyed Stock Certificates...................................10
SECTION 5.5            Transfers......................................................................10
SECTION 5.6            Record Date....................................................................10
SECTION 5.7            Registered Stockholders........................................................11

ARTICLE VI............................................................................................11
SECTION 6.1            General........................................................................11
SECTION 6.2            Expenses Related to Proceedings................................................11
SECTION 6.3            Advancement of Expenses........................................................11
SECTION 6.4            Request for Indemnification....................................................11
SECTION 6.5            Determining Entitlement to Indemnification Prior to a Change of Control........11
SECTION 6.6            Determining Entitlement to Indemnification After a Change of Control...........12
SECTION 6.7            Procedures of Independent Counsel..............................................12
SECTION 6.8            Expenses of Independent Counsel................................................12
SECTION 6.9            Trial De Novo..................................................................13
SECTION 6.10           Non-Exclusivity................................................................13
SECTION 6.11           Insurance and Subrogation......................................................13
SECTION 6.12           Severability...................................................................14
SECTION 6.13           Certain Persons Not Entitled to Indemnification................................14
SECTION 6.14           Definitions....................................................................14
SECTION 6.15           Notices........................................................................15
SECTION 6.16           Contractual Rights.............................................................15

ARTICLE VII...........................................................................................15
SECTION 7.1            Notices........................................................................15
SECTION 7.2            Waiver of Notice...............................................................15

ARTICLE VIII..........................................................................................16
SECTION 8.1            Amendments by Stockholders.....................................................16
SECTION 8.2            Amendments by Directors........................................................16

ARTICLE IX............................................................................................16
SECTION 9.1            Fiscal Year....................................................................16
SECTION 9.2            Disbursements..................................................................16
SECTION 9.3            Corporate Seal.................................................................16

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                       __________________________, INC.(3)



                                   ARTICLE I

                                     OFFICES

         SECTION 1.1 Registered Office. The registered office of __________, Inc.3 (the "Corporation") in the State of Delaware shall be in care of Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware.

         SECTION 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1 Place of Meetings. All meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

         SECTION 2.2 Annual Meeting. An annual meeting of the stockholders, for the purpose of electing directors and transacting such other business as may properly be brought before the meeting, shall be held on such date in each year and at such time as shall be designated by the Board of Directors. A failure to hold the annual meeting at the designated time or to elect a sufficient number of directors to conduct the business of the Corporation shall not affect otherwise valid corporate acts or work a forfeiture or dissolution of the Corporation, except as may be otherwise specifically provided by law. If the annual meeting for election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         SECTION 2.3 Special Meeting. Unless otherwise prescribed by law or by the Certificate of Incorporation, a special meeting of the stockholders, for any purpose or purposes, may be called only by the Chairman of the Board or in his absence by the President, by the Board of Directors, or by the Secretary, at the request in writing of a majority of the members of the Board of Directors and may not be called by the stockholders of the Corporation. Any such request shall state the purpose or purposes of the

----------

(3) To be specified by CXP prior to the filing of the proxy statement.



                                     B-1 - 1
proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         SECTION 2.4 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or represented by proxy, of the holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote on any matter shall constitute a quorum for the purpose of considering such matter at a meeting of the stockholders. If a meeting of the stockholders cannot be organized because a quorum has not attended, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting at which a quorum shall be present or represented, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 2.5 Voting. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, (i) any question brought before any meeting of stockholders shall be decided by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter and (ii) directors of the Corporation shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         SECTION 2.6 Conduct of Meetings of Stockholders. At each meeting of the stockholders, the Chairman of the Board or, in his absence, the President or, in his absence, a chairman chosen by a majority vote of the stockholders present in person or represented by proxy and entitled to vote thereat, shall preside and act as chairman of the meeting. The Secretary or, in his absence, an Assistant Secretary, or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The Board of Directors may adopt such rules and regulations as it determines are reasonably necessary or appropriate in connection with the organization and conduct of any meeting of the stockholders. Without limiting the generality of the foregoing, the Board of Directors, in its discretion, or the person presiding at a meeting of the stockholders, in his or her discretion, may require that any votes cast at such meeting be cast by written ballot.

         SECTION 2.7 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

         SECTION 2.8 Stockholder List. The officer or agent who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to



                                     B-1 - 2
the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. In lieu of making and producing such list, the Corporation may make the information therein available by any other means permitted by law.

         SECTION 2.9 Stock Ledger. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.8 or the books of the Corporation, or to vote in person or by proxy at any meeting, of the stockholders.

         SECTION 2.10 Stockholder Action by Written Consent. No action required to be taken or which may be taken at any annual or special meeting of the stockholders of the Corporation may be taken by written consent, without a meeting, as the power of the stockholders to take action by written consent is specifically denied.

         SECTION 2.11 Stockholder Proposals at Annual or Special Meetings. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 90 days nor more than 180 days prior to an annual meeting, or in the case of a special meeting, not less than 30 days nor more than 60 days prior to such meeting; provided, however, that in the event that less than 50 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in this Section 2.11; provided, however, that nothing in this Section 2.11 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedures.

         SECTION 2.12 Stockholder Nominations of Persons for Election to the Board of Directors. In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at an annual or special meeting of the stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.12. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 180 days prior to an annual meeting or, in the case of a special meeting, not less than 30 days nor more than 60 days prior to such meeting;



                                     B-1 - 3
provided, however, that in the event that less than 50 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class and number of shares of the Corporation beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation at an annual or special meeting of the stockholders unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to the nomination of any persons entitled to be separately elected by holders of any class or series of preferred stock.

                                  ARTICLE III

                                    DIRECTORS

         SECTION 3.1 Number and Election of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the entire Board of Directors of the Corporation shall be fixed from time to time exclusively by the affirmative vote of a majority of the members at any time constituting the Board of Directors, and such number may be increased or decreased from time to time; provided, however, that (i) in no event shall the number of directors serving on the Board of Directors be less than three nor more than fifteen and (ii) no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Except as provided in the Certificate of Incorporation or in Section 3.2, directors shall be elected by a plurality of the votes of the shares present or represented by proxy at annual meetings of the stockholders. Except as provided in the Certificate of Incorporation, each director shall hold office until the next annual meeting of the stockholders and until his successor shall have been duly elected and qualified. If the Certificate of Incorporation so provides, (i) the directors of the Corporation shall be divided into classes ("Term of Office Classes") based upon the expiration of their terms of office and (ii) the directors of the Corporation shall be divided into classes ("Voting Constituency Classes" ) based on the class of capital stock the holders of which are entitled to elect such directors. If the Certificate of Incorporation provides for both Term of Office Classes and Voting Constituency Classes, each director shall be assigned to a Term of Office Class and a Voting Constituency Class in accordance with the terms of the Certificate of Incorporation and the provisions set forth in the remainder of this Article III. Notwithstanding anything to the contrary contained in this Article III, the manner of election, terms of office and other provisions relating to directors serving in any Term of Office Classes or Voting Constituency Classes shall be as provided in the Certificate of Incorporation.

         SECTION 3.2 Vacancies and Newly Created Directorships. In addition to any applicable requirements set forth in the Certificate of Incorporation, if at a time when the Certificate of Incorporation provides for Voting Constituency Classes there occurs any vacancy in the office of a Voting Share Director (as defined in Section B.(5)(i) of Article IV of the Certificate of Incorporation) or Voting B Share Director (as defined in Section B.(5)(i) of Article IV of the Certificate of Incorporation) due to the death, resignation, retirement, disqualification or removal from office of such director or other cause, such vacancy shall be filled by the vote of the majority of the Voting Share Directors (or the sole remaining Voting Share Director) or a majority of the Voting B Share Directors (or the sole remaining



                                     B-1 - 4

Voting B Share Director), as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting Shares or Voting B Shares, as the case may be. If at a time when the Certificate of Incorporation does not provide for Voting Constituency Classes there occurs any vacancy in the office of a director due to the death, resignation, retirement, disqualification or removal from office of such director or other cause, such vacancy shall be filled exclusively by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in these Bylaws.

         All newly-created directorships resulting from an increase in the authorized number of directors at a time when the Certificate of Incorporation provides for Voting Constituency Classes shall be allocated between such classes pursuant to in Section B.(5)(iii) of Article IV of the Certificate of Incorporation. Once such newly-created directorships have been designated as Voting Share Directors or Voting B Share Directors, such newly created directorships shall be filled by the vote of the majority of the directors in such class (or the sole remaining director in such class), as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting Shares or Voting B Shares, as the case may be. All newly-created directorships resulting from an increase in the authorized number of directors at a time when the Certificate of Incorporation does not provide for Voting Constituency Classes shall be filled exclusively by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in these Bylaws.

         Any vacancies or newly-created directorships filled in accordance with this Section 3.2 at a time when the Certificate of Incorporation provides for Term of Office Classes shall be allocated among the Term of Office Classes pursuant to Section B of Article V of the Certificate of Incorporation.

         No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

         SECTION 3.3 Place of Meetings. The Board of Directors of the Corporation may hold its meetings, both regular and special, at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President.

         SECTION 3.4 Regular Meetings. Promptly after each annual election of directors, the Board of Directors shall meet for the purpose of the election of officers and the transaction of other business, at the place where such annual election is held. The Board of Directors may also hold other regular meetings at such time or times and at such place or places as shall be designated by the Board of Directors from time to time. Notice of regular meetings of the Board of Directors need not be given.

         SECTION 3.5 Special Meetings. Special meetings of the Board of Directors may be called by (i) the Chairman of the Board or (ii) the Secretary, if requested to do so by a majority of the members of the Board of Directors. Notice shall be sent to the last known address of each director, by mail, telegram, cable or telex, at least two days before the meeting, or oral notice may be substituted for such written notice if received not later than the day preceding such meeting, and the place and time of such special meeting shall be as designated in the notice of such meetings.

         SECTION 3.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors a majority of the total number of directors in office shall constitute a quorum for the transaction of business, and the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until quorum shall be present.


                                     B-1 - 5

         SECTION 3.7 Conduct of Meetings of the Board of Directors. The Board of Directors may, in its discretion, elect from among its members a Chairman of the Board, who may, but need not be, an officer of the Corporation. A person elected as Chairman of the Board shall serve in such capacity for such term as is specified by the Board of Directors at the time of his or her election. At each meeting of the Board of Directors, the Chairman of the Board or, in his or her absence, any other director chosen by a majority of the directors present, shall preside and act as chairman of the meeting. The Secretary or, in his or her absence, any other person whom the chairman of the meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         SECTION 3.8 Meetings by Telephone Conference. Members of the Board of Directors of the Corporation may participate in a meeting of such Board of Directors or a committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 3.8 shall constitute presence in person at such meeting.

         SECTION 3.9 Action by Written Consent. Except as otherwise provided by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing setting forth the action so taken, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 3.10 Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Notwithstanding the foregoing, no committee shall have the power or authority to take any of the following actions:

         (a) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of any series of capital stock of the Corporation adopted by the Board of Directors as permitted by the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL"), fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

         (b)      adopt an agreement of merger or consolidation under the DGCL;

         (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

         (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or



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

         (e)      amend the Bylaws of the Corporation.

         In addition, unless the resolution of the Board of Directors designating the committee expressly so provides, no such committee shall have the power or authority to take any of the following actions:

         (i)      declare a dividend;

         (ii)     authorize the issuance of stock; or

         (iii) adopt a certificate of ownership and merger pursuant to the DGCL.

         Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         SECTION 3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         SECTION 3.12 Resignation. Any director of the Corporation may resign at any time by giving written notice of his resignation to the President or the Secretary. Such resignation shall take effect at the date of receipt of such notice by the President or the Secretary, or at any later time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.13 Compensation of Directors. The directors shall receive such compensation for their services as the Board of Directors may from time to time determine. No director shall be prevented from receiving compensation for his services as a director by reason of the fact that he is also an officer of the Corporation. All directors shall be reimbursed for their reasonable expenses of attendance at each regular or special meeting of the Board of Directors. Members of any committee of directors may be allowed like compensation and reimbursement for expenses for serving as members of any such committee and for attending committee meetings.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 4.1 General. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary and a Treasurer. The Board of Directors, in its



                                     B-1 - 7
discretion, may also elect a Chief Executive Officer, one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders or directors of the Corporation.

         SECTION 4.2 Election and Terms. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         SECTION 4.3 Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time, except as otherwise provided by contract. No officer shall be prevented from receiving a salary solely be reason of the fact that he is also a director.

         SECTION 4.4 Chief Executive Officer and President. The Chief Executive Officer, or if there be none, the President shall be the chief executive officer of the Corporation. Subject to the supervision of the Board of Directors, the Chief Executive Officer and, subject to the supervision of the Chief Executive Officer, the President shall have general charge of the business, affairs and property of the Corporation and shall have control over its officers, agents, and employees. The President shall see that all orders and resolutions of the Board of Directors and the Chief Executive Officer are carried into effect. Either the Chief Executive Officer or the President may execute and deliver certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments that the Board of Directors has authorized to be executed and delivered, except where required or permitted by law to be otherwise executed and delivered and except that the other officers of the Corporation may execute and deliver documents when authorized to do so by these Bylaws, the Board of Directors or the President. The Chief Executive Officer and the President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

         SECTION 4.5 Vice Presidents. Each Vice President shall perform such duties and have such other powers as the Board of Directors from time to time may prescribe. Certain Vice Presidents may from time to time be designated by the Board of Directors as Executive Vice Presidents or Senior Vice Presidents, which positions shall have such varying degrees of authority as the Board of Directors shall prescribe.

         SECTION 4.6 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, under whose supervision he or she shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary


                                     B-1 - 8
shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         SECTION 4.7 Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 4.8 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         SECTION 4.9 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 4.10 Other Officers. Such other officers as the Board of Directors may appoint shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

         SECTION 4.11 Delegation of Authority. In the case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate some or all of the powers or duties of such officer to any other officer or to any director, employee, stockholder or agent for whatever period of time the Board of Directors determines is necessary or appropriate.

         SECTION 4.12 Removal. Any officer may be removed, either with or without cause, by the affirmative vote of a majority of the Board of Directors, or, except in the case of any officer elected by the Board of Directors, by any officer upon whom the powers of removal may be conferred by the Board of Directors.


                                    B-1 - 9

         SECTION 4.13 Resignation. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation, or at any later time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                   ARTICLE V

                          STOCK AND STOCK CERTIFICATES

         SECTION 5.1 Certificates Evidencing Shares. Every holder of stock in the Corporation shall be entitled to have a certificate evidencing the number of shares owned by such holder signed by or in the name of the Corporation by (i) the President or a Vice President and (ii) the Secretary or an Assistant Secretary.

         SECTION 5.2 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

         SECTION 5.3 Signatures. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or an employee thereof or (ii) a registrar other than the Corporation or an employee thereof, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to discharge said office or function at the date of issuance.

         SECTION 5.4 Lost, Stolen or Destroyed Stock Certificates. The Corporation may issue a new stock certificate in place of any certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require that the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         SECTION 5.5 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

         SECTION 5.6 Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more then 60 days nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                    B-1 - 10

         SECTION 5.7 Registered Stockholders. Except as otherwise required by law, the Corporation shall be entitled to recognize the exclusive right of the person registered on its books as the owner of shares to receive dividends in respect of such shares and to vote as the owner thereof, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have notice thereof.

                                   ARTICLE VI

                                 INDEMNIFICATION

         SECTION 6.1 General. The Corporation shall indemnify, and advance Expenses (as this and all other capitalized words used in this Article VI and not otherwise defined shall have the respective meanings set forth in Section 6.14) to, each Indemnitee to the fullest extent permitted by applicable law in effect on the date of the adoption of these Bylaws, and to such greater extent as applicable law may thereafter permit. The rights of an Indemnitee provided under the preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by Section 145(b) of the DGCL in the case of Proceedings by or in the right of the Corporation and to the fullest extent permitted by Section 145(a) of the DGCL in the case of all other Proceedings. The provisions set forth below in this Article VI are provided in furtherance, and not by way of limitation, of the obligations expressed in this
Section 6.1.

         SECTION 6.2 Expenses Related to Proceedings. If an Indemnitee is, by reason of his or her Corporate Status, a witness in or a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If an Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify such Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf relating to such Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

         SECTION 6.3 Advancement of Expenses. To the fullest extent permitted by
Section 145(e) of the DGCL, each Indemnitee shall be entitled to payment of, and the Corporation shall pay, Expenses in advance of the final disposition of any Proceeding within ten days after receipt by the Corporation of a written notice requesting the advancement of such Expenses, which notice shall contain an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by Section 145 of the DGCL.

         SECTION 6.4 Request for Indemnification. To obtain indemnification hereunder, an Indemnitee shall submit to the Corporation a written request with such information pertinent to such request as is reasonably available to the Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of any such request.

         SECTION 6.5 Determining Entitlement to Indemnification Prior to a Change of Control. If a Change of Control has not occurred prior to or at the time a request for indemnification hereunder is submitted to the Corporation, an Indemnitee's entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL. If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to the Indemnitee within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. The Indemnitee may, within 14 days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. If there is an objection to


                                    B-1 - 11
the selection of Independent Counsel, either the Corporation or the Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the objection is without a reasonable basis or for the appointment of Independent Counsel selected by the court.

         SECTION 6.6 Determining Entitlement to Indemnification After a Change of Control. If a Change of Control has occurred prior to or at the time a request for indemnification hereunder is submitted to the Corporation, an Indemnitee's entitlement to indemnification shall be determined in a written opinion of Independent Counsel selected by the Indemnitee. The Indemnitee shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected. The Corporation may, within seven days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection. The Indemnitee may, within five days after the receipt of such objection from the Corporation, submit the name of another Independent Counsel and the Corporation may, within seven days after receipt of such written notice of selection, deliver to Indemnitee a written objection to such selection. Any objection is subject to the limitations set forth in Section
6.5. The Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the Corporation's objection to any selection of Independent Counsel is without a reasonable basis or for the appointment as Independent Counsel of a person selected by the court.

         SECTION 6.7 Procedures of Independent Counsel. If a Change of Control has occurred prior to or at the time the request for indemnification hereunder is submitted to the Corporation, an Indemnitee shall be presumed (except as otherwise expressly provided in this Article VI) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 6.4, and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him or her by clear and convincing evidence that the presumption should not apply.

         Except where the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section
6.5 or 6.6 to determine entitlement to indemnification shall not have made and furnished to the Indemnitee in writing a determination within 60 days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be entitled to such indemnification unless the Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article VI) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that (a) the Indemnitee did not act in good faith and in a manner that he or she reasonably believed, in the case of conduct in his or her official capacity as a director of the Corporation, to be in the best interests of the Corporation, or, in all other cases, that at least his or her conduct was not opposed to the Corporation's best interests, or (b) with respect to any criminal Proceeding, the Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6.8 Expenses of Independent Counsel. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel acting pursuant to this Article VI and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his or her selection until a court has determined that such objection is without a reasonable basis.


                                    B-1 - 12

         SECTION 6.9 Trial De Novo. In the event that (a) a determination is made pursuant to Section 6.5 or 6.6 that an Indemnitee is not entitled to indemnification under this Article VI, (b) advancement of Expenses is not timely made pursuant to Section 6.3, (c) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (i) within 90 days after being appointed by a court, (ii) within 90 days after objections to his or her selection have been overruled by a court or (iii) within 90 days after the time for the Corporation or the Indemnitee to object to his or her selection or
(d) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 6.5, 6.6 or 6.7, the Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 6.9 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 6.9, the Corporation shall have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that the Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 6.9, or otherwise, unless the Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification.

         The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 6.9 that the procedures and presumptions of this Article VI are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all provisions of this Article VI. In the event that an Indemnitee, pursuant to this Section 6.9, seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Article VI, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him or her in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in such judicial adjudication that an Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

         SECTION 6.10 Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses provided by this Article VI shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders, resolution of the Board of Directors or otherwise. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his or her heirs, executors and administrators.

         SECTION 6.11 Insurance and Subrogation. To the extent the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, each Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of coverage available for any such director or officer under such policy or policies.

         In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.



                                    B-1 - 13


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         The Corporation shall not be liable under this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         SECTION 6.12 Severability. If any provision or provisions of this
Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby; and, to the fullest extent permitted by law, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         SECTION 6.13 Certain Persons Not Entitled to Indemnification. Subject to the provisions of Section 6.9, no person shall be entitled to indemnification or advancement of Expenses under this Article VI with respect to any Proceeding, or any Matter therein, brought or made by such person against the Corporation.

         SECTION 6.14 Definitions. As used in this Article VI, the terms set forth below shall have the following respective meanings:

         "Affiliate" means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

         "Change of Control" means the occurrence after __________ ___, 2003(4) of any of the following events: (a) an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement;
(b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the then outstanding voting securities of the Corporation without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; or (c) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter.

         "Corporate Status" describes the status of (i) an individual who is or was a director or officer of the Corporation, (ii) an individual who is an employee or agent of the Corporation (who is not also director or officer of the Corporation), if the Board of Directors adopts a resolution that specifically states that such employee or agent shall be entitled to the benefits of this
Article VI to the same extent as if he were an officer or director, or (iii) an individual identified in clause (i) or (ii) above who is serving at the request of the Corporation as a director, officer or administrator of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

         "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

----------

         (4) The date of the spin-off.

                                    B-1 - 14

         "Indemnitee" includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Section 6.1 or 6.2 by reason of his or her Corporate Status.

         "Independent Counsel" means a law firm, or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years prior to his or her selection or appointment has been, retained to represent: (a) the Corporation or the Indemnitee in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing 5% or more of the combined voting power of the then outstanding voting securities of the Corporation.

         "Matter" is a claim, a material issue or a substantial request for relief.

         "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 6.9 to enforce his or her rights under this Article VI.

         SECTION 6.15 Notices. Any notice or other communication required or permitted to be sent to the Corporation pursuant to this Article VI shall be addressed to the Secretary of the Corporation and any such notice or other communication to an Indemnitee shall be given in writing by depositing the same in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be so deposited in the United States mail.

         SECTION 6.16 Contractual Rights. The right to be indemnified and to the advancement or reimbursement of Expenses in accordance with this Article VI (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between him or her and the Corporation, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions and (iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior to such rescission or modification.

                                  ARTICLE VII

                                     NOTICES

         SECTION 7.1 Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telecopy, telex or cable and such notice shall be deemed given at the time when the same is sent.

         SECTION 7.2 Waiver of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders, in person or by proxy, or at a meeting of the Board of Directors or committee thereof shall constitute a waiver of notice of such meeting, except when the person attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of


                                    B-1 - 15
the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

                                  ARTICLE VIII

                                   AMENDMENTS

         SECTION 8.1 Amendments by Stockholders. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted, by the affirmative vote of the holders of record of at least 66?% of the combined voting power of all the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class.

         SECTION 8.2 Amendments by Directors. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted, by action of a majority of directors then in office.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         SECTION 9.1 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of March of each year, unless otherwise provided by resolution of the Board of Directors.

         SECTION 9.2 Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 9.3 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

                                    B-1 - 16

                                                                     EXHIBIT B-2


                              AMENDED AND RESTATED



                                     BYLAWS



                                       OF



                   ___________________________________, INC.(1)







                              ADOPTED AND EFFECTIVE



                              _______ ____, 2003(2)





--------

         (1) To be specified by CXP prior to the filing of the proxy statement.

         (2) The date of the spin-off.

                                TABLE OF CONTENTS

ARTICLE I..............................................................................................1
SECTION 1.1            Registered Office...............................................................1
SECTION 1.2            Other Offices...................................................................1

ARTICLE II.............................................................................................1
SECTION 2.1            Place of Meetings...............................................................1
SECTION 2.2            Annual Meeting..................................................................1
SECTION 2.3            Special Meeting.................................................................1
SECTION 2.4            Quorum..........................................................................2
SECTION 2.5            Voting..........................................................................2
SECTION 2.6            Conduct of Meetings of Stockholders.............................................2
SECTION 2.7            Proxies.........................................................................2
SECTION 2.8            Stockholder List................................................................3
SECTION 2.9            Stock Ledger....................................................................3
SECTION 2.10           Stockholder Action by Written Consent...........................................3
SECTION 2.11           Stockholder Proposals at Annual or Special Meetings.............................3
SECTION 2.12           Stockholder Nominations of Persons for Election to the Board of Directors.......4

ARTICLE III............................................................................................4
SECTION 3.1            Number and Election of Directors................................................4
SECTION 3.2            Vacancies and Newly Created Directorships.......................................5
SECTION 3.3            Place of Meetings...............................................................5
SECTION 3.4            Regular Meetings................................................................6
SECTION 3.5            Special Meetings................................................................6
SECTION 3.6            Quorum..........................................................................6
SECTION 3.7            Conduct of Meetings of the Board of Directors...................................6
SECTION 3.8            Meetings by Telephone Conference................................................6
SECTION 3.9            Action by Written Consent.......................................................6
SECTION 3.10           Committees of Directors.........................................................6
SECTION 3.11           Interested Directors............................................................7
SECTION 3.12           Resignation.....................................................................8
SECTION 3.13           Compensation of Directors.......................................................8

ARTICLE IV.............................................................................................8
SECTION 4.1            General.........................................................................8
SECTION 4.2            Election and Terms..............................................................8
SECTION 4.3            Salaries........................................................................8
SECTION 4.4            Chief Executive Officer and President...........................................8
SECTION 4.5            Vice Presidents.................................................................9
SECTION 4.6            Secretary.......................................................................9
SECTION 4.7            Treasurer.......................................................................9
SECTION 4.8            Assistant Secretaries...........................................................9
SECTION 4.9            Assistant Treasurers............................................................9
SECTION 4.10           Other Officers.................................................................10
SECTION 4.11           Delegation of Authority........................................................10
SECTION 4.12           Removal........................................................................10
SECTION 4.13           Resignation....................................................................10

ARTICLE V.............................................................................................10
SECTION 5.1            Certificates Evidencing Shares.................................................10

SECTION 5.2            Transfer Agents and Registrars.................................................10
SECTION 5.3            Signatures.....................................................................10
SECTION 5.4            Lost, Stolen or Destroyed Stock Certificates...................................10
SECTION 5.5            Transfers......................................................................11
SECTION 5.6            Record Date....................................................................11
SECTION 5.7            Registered Stockholders........................................................11

ARTICLE VI............................................................................................11
SECTION 6.1            General........................................................................11
SECTION 6.2            Expenses Related to Proceedings................................................11
SECTION 6.3            Advancement of Expenses........................................................11
SECTION 6.4            Request for Indemnification....................................................12
SECTION 6.5            Determining Entitlement to Indemnification Prior to a Change of Control........12
SECTION 6.6            Determining Entitlement to Indemnification After a Change of Control...........12
SECTION 6.7            Procedures of Independent Counsel..............................................12
SECTION 6.8            Expenses of Independent Counsel................................................13
SECTION 6.9            Trial De Novo..................................................................13
SECTION 6.10           Non-Exclusivity................................................................14
SECTION 6.11           Insurance and Subrogation......................................................14
SECTION 6.12           Severability...................................................................14
SECTION 6.13           Certain Persons Not Entitled to Indemnification................................14
SECTION 6.14           Definitions....................................................................14
SECTION 6.15           Notices........................................................................15
SECTION 6.16           Contractual Rights.............................................................15

ARTICLE VII...........................................................................................16
SECTION 7.1            Notices........................................................................16
SECTION 7.2            Waiver of Notice...............................................................16

ARTICLE VIII..........................................................................................16
SECTION 8.1            Amendments by Stockholders.....................................................16
SECTION 8.2            Amendments by Directors........................................................16

ARTICLE IX............................................................................................16
SECTION 9.1            Fiscal Year....................................................................16
SECTION 9.2            Disbursements..................................................................16
SECTION 9.3            Corporate Seal.................................................................16

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                       __________________________, INC.(3)



                                   ARTICLE I

                                     OFFICES

         SECTION 1.1 Registered Office. The registered office of __________, Inc.(3) (the "Corporation") in the State of Delaware shall be in care of Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware.

         SECTION 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1 Place of Meetings. All meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

         SECTION 2.2 Annual Meeting. An annual meeting of the stockholders, for the purpose of electing directors and transacting such other business as may properly be brought before the meeting, shall be held on such date in each year and at such time as shall be designated by the Board of Directors. A failure to hold the annual meeting at the designated time or to elect a sufficient number of directors to conduct the business of the Corporation shall not affect otherwise valid corporate acts or work a forfeiture or dissolution of the Corporation, except as may be otherwise specifically provided by law. If the annual meeting for election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         SECTION 2.3 Special Meeting. [Unless otherwise prescribed by law or by the Certificate of Incorporation, a special meeting of the stockholders, for any purpose or purposes, may be called only by the Chairman of the Board or in his absence by the President, by the Board of Directors, or by the Secretary, at the request in writing of a majority of the members of the Board of Directors and may not be


----------

         (3) To be specified by CXP prior to the filing of the proxy statement.


                                     B-2 - 1
called by the stockholders of the Corporation.](4) Any such request shall state the purpose or purposes of the proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         SECTION 2.4 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or represented by proxy, of the holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote on any matter shall constitute a quorum for the purpose of considering such matter at a meeting of the stockholders. If a meeting of the stockholders cannot be organized because a quorum has not attended, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting at which a quorum shall be present or represented, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 2.5 Voting. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, (i) any question brought before any meeting of stockholders shall be decided by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter and (ii) directors of the Corporation shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         SECTION 2.6 Conduct of Meetings of Stockholders. At each meeting of the stockholders, the Chairman of the Board or, in his absence, the President or, in his absence, a chairman chosen by a majority vote of the stockholders present in person or represented by proxy and entitled to vote thereat, shall preside and act as chairman of the meeting. The Secretary or, in his absence, an Assistant Secretary, or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The Board of Directors may adopt such rules and regulations as it determines are reasonably necessary or appropriate in connection with the organization and conduct of any meeting of the stockholders. Without limiting the generality of the foregoing, the Board of Directors, in its discretion, or the person presiding at a meeting of the stockholders, in his or her discretion, may require that any votes cast at such meeting be cast by written ballot.

         SECTION 2.7 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of


----------

         (4) If the Special Meeting Proposal is not approved, then this sentence shall read as follows: "Unless otherwise prescribed by law or by the Certificate of Incorporation, a special meeting of the stockholders, for any purpose or purposes, may be called (i) by the President or (ii) by the Secretary if requested to do so by a majority of the members of the Board of Directors."


                                     B-2 - 2
whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

         SECTION 2.8 Stockholder List. The officer or agent who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. In lieu of making and producing such list, the Corporation may make the information therein available by any other means permitted by law.

         SECTION 2.9 Stock Ledger. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.8 or the books of the Corporation, or to vote in person or by proxy at any meeting, of the stockholders.

         SECTION 2.10 Stockholder Action by Written Consent. [No action required to be taken or which may be taken at any annual or special meeting of the stockholders of the Corporation may be taken by written consent, without a meeting, as the power of the stockholders to take action by written consent is specifically denied.](5)

         SECTION 2.11 Stockholder Proposals at Annual or Special Meetings. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 90 days nor more than 180 days prior to an annual meeting, or in the case of a special meeting, not less than 30 days nor more than 60 days prior to such meeting; provided, however, that in the event that less than 50 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in this Section 2.11; provided, however, that nothing in this Section 2.11 shall be deemed to preclude



----------

         (5) If the Written Consent Proposal is not approved, then this Section
2.10 shall read as follows: "Any action required to be taken or which may be taken at any annual or special meeting of the stockholders of the Corporation may be taken by written consent, without a meeting."


                                     B-2 - 3
discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedures.

         SECTION 2.12 Stockholder Nominations of Persons for Election to the Board of Directors. In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at an annual or special meeting of the stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.12. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 180 days prior to an annual meeting or, in the case of a special meeting, not less than 30 days nor more than 60 days prior to such meeting; provided, however, that in the event that less than 50 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class and number of shares of the Corporation beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation at an annual or special meeting of the stockholders unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to the nomination of any persons entitled to be separately elected by holders of any class or series of preferred stock.

                                  ARTICLE III

                                   DIRECTORS

         SECTION 3.1 Number and Election of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the entire Board of Directors of the Corporation shall be fixed from time to time exclusively by the affirmative vote of a majority of the members at any time constituting the Board of Directors, and such number may be increased or decreased from time to time; provided, however, that (i) in no event shall the number of directors serving on the Board of Directors be less than three nor more than fifteen and (ii) no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Except as provided in the Certificate of Incorporation or in Section 3.2, directors shall be elected by a plurality of the votes of the shares present or represented by proxy at annual meetings of the stockholders. Except as provided in the Certificate of Incorporation, each director shall hold office until the next annual meeting of the stockholders and until his successor shall have been duly elected and qualified. [If the Certificate of Incorporation so provides, (i) the directors of the Corporation shall be divided into classes ("Term of Office Classes") based upon the expiration of their terms of office and (ii) the directors of the Corporation shall be divided into classes ("Voting Constituency Classes" ) based on the class of capital stock the holders of which are entitled to elect such directors. If the



                                     B-2 - 4

Certificate of Incorporation provides for both Term of Office Classes and Voting Constituency Classes, each director shall be assigned to a Term of Office Class and a Voting Constituency Class in accordance with the terms of the Certificate of Incorporation and the provisions set forth in the remainder of this Article
III. Notwithstanding anything to the contrary contained in this Article III, the manner of election, terms of office and other provisions relating to directors serving in any Term of Office Classes or Voting Constituency Classes shall be as provided in the Certificate of Incorporation.](6)

         SECTION 3.2 Vacancies and Newly Created Directorships. In addition to any applicable requirements set forth in the Certificate of Incorporation, if at a time when the Certificate of Incorporation provides for Voting Constituency Classes(7) there occurs any vacancy in the office of a Voting Share Director (as defined in Section B.(5)(i) of Article IV of the Certificate of Incorporation) or Voting B Share Director (as defined in Section B.(5)(i) of Article IV of the Certificate of Incorporation) due to the death, resignation, retirement, disqualification or removal from office of such director or other cause, such vacancy shall be filled by the vote of the majority of the Voting Share Directors (or the sole remaining Voting Share Director) or a majority of the Voting B Share Directors (or the sole remaining Voting B Share Director), as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting Shares or Voting B Shares, as the case may be. If at a time when the Certificate of Incorporation does not provide for Voting Constituency Classes there occurs any vacancy in the office of a director due to the death, resignation, retirement, disqualification or removal from office of such director or other cause, such vacancy shall be filled exclusively by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in these Bylaws.

         All newly-created directorships resulting from an increase in the authorized number of directors at a time when the Certificate of Incorporation provides for Voting Constituency Classes shall be allocated between such classes pursuant to in Section B.(5)(iii) of Article IV of the Certificate of Incorporation. Once such newly-created directorships have been designated as Voting Share Directors or Voting B Share Directors, such newly created directorships shall be filled by the vote of the majority of the directors in such class (or the sole remaining director in such class), as the case may be, unless there are no such directors in such class, in which case such vacancy shall be filled by the holders of the Voting Shares or Voting B Shares, as the case may be. All newly-created directorships resulting from an increase in the authorized number of directors at a time when the Certificate of Incorporation does not provide for Voting Constituency Classes shall be filled exclusively by the vote of the majority of the directors (or the sole remaining director) then in office, even if less than a quorum, regardless of any quorum requirements set out in these Bylaws.

         Any vacancies or newly-created directorships filled in accordance with this Section 3.2 at a time when the Certificate of Incorporation provides for Term of Office Classes shall be allocated among the Term of Office Classes pursuant to Section B of Article V of the Certificate of Incorporation.

         No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

         SECTION 3.3 Place of Meetings. The Board of Directors of the Corporation may hold its meetings, both regular and special, at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President.



----------

         (6) To be included only if the Staggered Board Proposal is approved.

         (7) If the Staggered Board Proposal is not approved, the term "Voting Constituency Classes" will be defined here.


                                     B-2 - 5

         SECTION 3.4 Regular Meetings. Promptly after each annual election of directors, the Board of Directors shall meet for the purpose of the election of officers and the transaction of other business, at the place where such annual election is held. The Board of Directors may also hold other regular meetings at such time or times and at such place or places as shall be designated by the Board of Directors from time to time. Notice of regular meetings of the Board of Directors need not be given.

         SECTION 3.5 Special Meetings. Special meetings of the Board of Directors may be called by (i) the Chairman of the Board or (ii) the Secretary, if requested to do so by a majority of the members of the Board of Directors. Notice shall be sent to the last known address of each director, by mail, telegram, cable or telex, at least two days before the meeting, or oral notice may be substituted for such written notice if received not later than the day preceding such meeting, and the place and time of such special meeting shall be as designated in the notice of such meetings.

         SECTION 3.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors a majority of the total number of directors in office shall constitute a quorum for the transaction of business, and the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until quorum shall be present.

         SECTION 3.7 Conduct of Meetings of the Board of Directors. The Board of Directors may, in its discretion, elect from among its members a Chairman of the Board, who may, but need not be, an officer of the Corporation. A person elected as Chairman of the Board shall serve in such capacity for such term as is specified by the Board of Directors at the time of his or her election. At each meeting of the Board of Directors, the Chairman of the Board or, in his or her absence, any other director chosen by a majority of the directors present, shall preside and act as chairman of the meeting. The Secretary or, in his or her absence, any other person whom the chairman of the meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         SECTION 3.8 Meetings by Telephone Conference. Members of the Board of Directors of the Corporation may participate in a meeting of such Board of Directors or a committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 3.8 shall constitute presence in person at such meeting.

         SECTION 3.9 Action by Written Consent. Except as otherwise provided by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing setting forth the action so taken, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 3.10 Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of


                                     B-2 - 6
the business and affairs of the Corporation. Notwithstanding the foregoing, no committee shall have the power or authority to take any of the following actions:

         (a) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of any series of capital stock of the Corporation adopted by the Board of Directors as permitted by the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL"), fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

         (b)      adopt an agreement of merger or consolidation under the DGCL;

         (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

         (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or

         (e)      amend the Bylaws of the Corporation.

         In addition, unless the resolution of the Board of Directors designating the committee expressly so provides, no such committee shall have the power or authority to take any of the following actions:

         (i)      declare a dividend;

         (ii)     authorize the issuance of stock; or

         (iii) adopt a certificate of ownership and merger pursuant to the DGCL.

         Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         SECTION 3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.


                                     B-2 - 7

         SECTION 3.12 Resignation. Any director of the Corporation may resign at any time by giving written notice of his resignation to the President or the Secretary. Such resignation shall take effect at the date of receipt of such notice by the President or the Secretary, or at any later time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.13 Compensation of Directors. The directors shall receive such compensation for their services as the Board of Directors may from time to time determine. No director shall be prevented from receiving compensation for his services as a director by reason of the fact that he is also an officer of the Corporation. All directors shall be reimbursed for their reasonable expenses of attendance at each regular or special meeting of the Board of Directors. Members of any committee of directors may be allowed like compensation and reimbursement for expenses for serving as members of any such committee and for attending committee meetings.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 4.1 General. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also elect a Chief Executive Officer, one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders or directors of the Corporation.

         SECTION 4.2 Election and Terms. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         SECTION 4.3 Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time, except as otherwise provided by contract. No officer shall be prevented from receiving a salary solely be reason of the fact that he is also a director.

         SECTION 4.4 Chief Executive Officer and President. The Chief Executive Officer, or if there be none, the President shall be the chief executive officer of the Corporation. Subject to the supervision of the Board of Directors, the Chief Executive Officer and, subject to the supervision of the Chief Executive Officer, the President shall have general charge of the business, affairs and property of the Corporation and shall have control over its officers, agents, and employees. The President shall see that all orders and resolutions of the Board of Directors and the Chief Executive Officer are carried into effect. Either the Chief Executive Officer or the President may execute and deliver certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments that the Board of Directors has authorized to be executed and delivered, except where required or permitted by law to be otherwise executed and delivered and except that the other officers of the Corporation may execute and deliver documents when authorized to do so by these Bylaws, the Board of Directors or the President. The Chief Executive Officer and the President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.



                                     B-2 - 8

         SECTION 4.5 Vice Presidents. Each Vice President shall perform such duties and have such other powers as the Board of Directors from time to time may prescribe. Certain Vice Presidents may from time to time be designated by the Board of Directors as Executive Vice Presidents or Senior Vice Presidents, which positions shall have such varying degrees of authority as the Board of Directors shall prescribe.

         SECTION 4.6 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, under whose supervision he or she shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         SECTION 4.7 Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 4.8 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         SECTION 4.9 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death,


                                     B-2 - 9
resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 4.10 Other Officers. Such other officers as the Board of Directors may appoint shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

         SECTION 4.11 Delegation of Authority. In the case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate some or all of the powers or duties of such officer to any other officer or to any director, employee, stockholder or agent for whatever period of time the Board of Directors determines is necessary or appropriate.

         SECTION 4.12 Removal. Any officer may be removed, either with or without cause, by the affirmative vote of a majority of the Board of Directors, or, except in the case of any officer elected by the Board of Directors, by any officer upon whom the powers of removal may be conferred by the Board of Directors.

         SECTION 4.13 Resignation. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation, or at any later time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                   ARTICLE V

                          STOCK AND STOCK CERTIFICATES

         SECTION 5.1 Certificates Evidencing Shares. Every holder of stock in the Corporation shall be entitled to have a certificate evidencing the number of shares owned by such holder signed by or in the name of the Corporation by (i) the President or a Vice President and (ii) the Secretary or an Assistant Secretary.

         SECTION 5.2 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

         SECTION 5.3 Signatures. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or an employee thereof or (ii) a registrar other than the Corporation or an employee thereof, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to discharge said office or function at the date of issuance.

         SECTION 5.4 Lost, Stolen or Destroyed Stock Certificates. The Corporation may issue a new stock certificate in place of any certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require that the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made



                                    B-2 - 10
against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         SECTION 5.5 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

         SECTION 5.6 Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more then 60 days nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 5.7 Registered Stockholders. Except as otherwise required by law, the Corporation shall be entitled to recognize the exclusive right of the person registered on its books as the owner of shares to receive dividends in respect of such shares and to vote as the owner thereof, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have notice thereof.

                                   ARTICLE VI

                                 INDEMNIFICATION

         SECTION 6.1 General. The Corporation shall indemnify, and advance Expenses (as this and all other capitalized words used in this Article VI and not otherwise defined shall have the respective meanings set forth in Section 6.14) to, each Indemnitee to the fullest extent permitted by applicable law in effect on the date of the adoption of these Bylaws, and to such greater extent as applicable law may thereafter permit. The rights of an Indemnitee provided under the preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by Section 145(b) of the DGCL in the case of Proceedings by or in the right of the Corporation and to the fullest extent permitted by Section 145(a) of the DGCL in the case of all other Proceedings. The provisions set forth below in this Article VI are provided in furtherance, and not by way of limitation, of the obligations expressed in this
Section 6.1.

         SECTION 6.2 Expenses Related to Proceedings. If an Indemnitee is, by reason of his or her Corporate Status, a witness in or a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If an Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify such Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf relating to such Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

         SECTION 6.3 Advancement of Expenses. To the fullest extent permitted by
Section 145(e) of the DGCL, each Indemnitee shall be entitled to payment of, and the Corporation shall pay, Expenses in




                                    B-2 - 11
advance of the final disposition of any Proceeding within ten days after receipt by the Corporation of a written notice requesting the advancement of such Expenses, which notice shall contain an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by
Section 145 of the DGCL.

         SECTION 6.4 Request for Indemnification. To obtain indemnification hereunder, an Indemnitee shall submit to the Corporation a written request with such information pertinent to such request as is reasonably available to the Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of any such request.

         SECTION 6.5 Determining Entitlement to Indemnification Prior to a Change of Control. If a Change of Control has not occurred prior to or at the time a request for indemnification hereunder is submitted to the Corporation, an Indemnitee's entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL. If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to the Indemnitee within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. The Indemnitee may, within 14 days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. If there is an objection to the selection of Independent Counsel, either the Corporation or the Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the objection is without a reasonable basis or for the appointment of Independent Counsel selected by the court.

         SECTION 6.6 Determining Entitlement to Indemnification After a Change of Control. If a Change of Control has occurred prior to or at the time a request for indemnification hereunder is submitted to the Corporation, an Indemnitee's entitlement to indemnification shall be determined in a written opinion of Independent Counsel selected by the Indemnitee. The Indemnitee shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected. The Corporation may, within seven days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection. The Indemnitee may, within five days after the receipt of such objection from the Corporation, submit the name of another Independent Counsel and the Corporation may, within seven days after receipt of such written notice of selection, deliver to Indemnitee a written objection to such selection. Any objection is subject to the limitations set forth in Section
6.5. The Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the Corporation's objection to any selection of Independent Counsel is without a reasonable basis or for the appointment as Independent Counsel of a person selected by the court.

         SECTION 6.7 Procedures of Independent Counsel. If a Change of Control has occurred prior to or at the time the request for indemnification hereunder is submitted to the Corporation, an Indemnitee shall be presumed (except as otherwise expressly provided in this Article VI) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 6.4, and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him or her by clear and convincing evidence that the presumption should not apply.


                                    B-2 - 12

         Except where the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section
6.5 or 6.6 to determine entitlement to indemnification shall not have made and furnished to the Indemnitee in writing a determination within 60 days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be entitled to such indemnification unless the Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article VI) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that (a) the Indemnitee did not act in good faith and in a manner that he or she reasonably believed, in the case of conduct in his or her official capacity as a director of the Corporation, to be in the best interests of the Corporation, or, in all other cases, that at least his or her conduct was not opposed to the Corporation's best interests, or (b) with respect to any criminal Proceeding, the Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6.8 Expenses of Independent Counsel. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel acting pursuant to this Article VI and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his or her selection until a court has determined that such objection is without a reasonable basis.

         SECTION 6.9 Trial De Novo. In the event that (a) a determination is made pursuant to Section 6.5 or 6.6 that an Indemnitee is not entitled to indemnification under this Article VI, (b) advancement of Expenses is not timely made pursuant to Section 6.3, (c) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (i) within 90 days after being appointed by a court, (ii) within 90 days after objections to his or her selection have been overruled by a court or (iii) within 90 days after the time for the Corporation or the Indemnitee to object to his or her selection or
(d) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 6.5, 6.6 or 6.7, the Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 6.9 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 6.9, the Corporation shall have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that the Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 6.9, or otherwise, unless the Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification.

         The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 6.9 that the procedures and presumptions of this Article VI are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all provisions of this Article VI. In the event that an Indemnitee, pursuant to this Section 6.9, seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Article VI, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him or her in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in such judicial adjudication that an Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.


                                    B-2 - 13

         SECTION 6.10 Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses provided by this Article VI shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders, resolution of the Board of Directors or otherwise. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his or her heirs, executors and administrators.

         SECTION 6.11 Insurance and Subrogation. To the extent the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, each Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of coverage available for any such director or officer under such policy or policies.

         In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

         The Corporation shall not be liable under this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         SECTION 6.12 Severability. If any provision or provisions of this
Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby; and, to the fullest extent permitted by law, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         SECTION 6.13 Certain Persons Not Entitled to Indemnification. Subject to the provisions of Section 6.9, no person shall be entitled to indemnification or advancement of Expenses under this Article VI with respect to any Proceeding, or any Matter therein, brought or made by such person against the Corporation.

         SECTION 6.14 Definitions. As used in this Article VI, the terms set forth below shall have the following respective meanings:

         "Affiliate" means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

         "Change of Control" means the occurrence after __________ ___, 2003(8) of any of the following events: (a) an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement;
(b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the then outstanding voting securities of the


----------
         (8) The date of the spin-off.

                                    B-2 - 14

Corporation without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; or (c) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter.


         "Corporate Status" describes the status of (i) an individual who is or was a director or officer of the Corporation, (ii) an individual who is an employee or agent of the Corporation (who is not also director or officer of the Corporation), if the Board of Directors adopts a resolution that specifically states that such employee or agent shall be entitled to the benefits of this
Article VI to the same extent as if he were an officer or director, or (iii) an individual identified in clause (i) or (ii) above who is serving at the request of the Corporation as a director, officer or administrator of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

         "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

         "Indemnitee" includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Section 6.1 or 6.2 by reason of his or her Corporate Status.

         "Independent Counsel" means a law firm, or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years prior to his or her selection or appointment has been, retained to represent: (a) the Corporation or the Indemnitee in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing 5% or more of the combined voting power of the then outstanding voting securities of the Corporation.

         "Matter" is a claim, a material issue or a substantial request for relief.

         "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 6.9 to enforce his or her rights under this Article VI.

         SECTION 6.15 Notices. Any notice or other communication required or permitted to be sent to the Corporation pursuant to this Article VI shall be addressed to the Secretary of the Corporation and any such notice or other communication to an Indemnitee shall be given in writing by depositing the same in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be so deposited in the United States mail.

         SECTION 6.16 Contractual Rights. The right to be indemnified and to the advancement or reimbursement of Expenses in accordance with this Article VI (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between him or her and the Corporation, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions and (iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior to such rescission or modification.



                                    B-2 - 15

                                  ARTICLE VII

                                     NOTICES

         SECTION 7.1 Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telecopy, telex or cable and such notice shall be deemed given at the time when the same is sent.

         SECTION 7.2 Waiver of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders, in person or by proxy, or at a meeting of the Board of Directors or committee thereof shall constitute a waiver of notice of such meeting, except when the person attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

                                  ARTICLE VIII

                                   AMENDMENTS

         SECTION 8.1 Amendments by Stockholders. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted, by the affirmative vote of the holders of record of at least 66?% of the combined voting power of all the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class.

         SECTION 8.2 Amendments by Directors. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted, by action of a majority of directors then in office.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         SECTION 9.1 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of March of each year, unless otherwise provided by resolution of the Board of Directors.

         SECTION 9.2 Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 9.3 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.


                                    B-2 - 16